UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

California Portfolio

New York Portfolio

Insured National Portfolio

Insured California Portfolio

October 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 15, 2008

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the annual reporting period ended October 31, 2008.

Recently, the Board of Directors (the “Directors”) of the Fund approved changes to certain investment policies of the Insured National Portfolio and the Insured California Portfolio and the renaming of the Portfolios. The Directors approved elimination of the Portfolios’ policy to invest at least 80% of their net assets in insured securities. Consistent with this change in policy, the Directors approved a proposal to rename the Portfolios “National Portfolio II” and “California Portfolio II”, respectively. In light of recent credit declines and downgrades of insurers, the Fund’s adviser, AllianceBernstein L.P. (the “Adviser”), advised the Directors that it believed that most insured securities no longer offer a higher credit-quality investment than uninsured securities. In addition, the supply of insured municipal securities has declined leading to reduced availability of these securities. The Adviser concluded that it could provide better investment opportunities for the Portfolios’ shareholders, through its evaluation of the credit quality of municipal securities, without being restricted to investments primarily in insured municipal securities.

The changes to the Portfolios’ names and non-fundamental policies did not require shareholder approval under the Investment Company Act of 1940, as amended. The name and policy changes became effective on December 1, 2008.

The Directors also approved the elimination, effective September 24, 2008, of the Insured National Portfolio’s and the Insured California Portfolio’s non-fundamental policies relating to the ratings of insured securities, including that (i) no more than 25% of the Portfolios’ assets may be invested in securities covered by policies of insurers with a claims-paying ability rated below AA by Moody’s, S&P or Fitch and (ii) no insured security purchased by the Portfolios can be covered by a policy issued by an insurer with a claims-paying ability rated below A. The Adviser advised the Directors that these restrictions might unduly limit the Portfolios’ investment opportunities in light of recent and possible future downgrades of certain insurance companies. The Portfolios will continue to invest predominantly in investment-grade securities.

The Directors also approved, and recommended to shareholders for their approval, a proposal for the California Portfolio II to be acquired by the California Portfolio, the Portfolio’s uninsured counterpart. The shareholders of the California Portfolio II approved the acquisition at a Special Meeting of Shareholders held on December 12, 2008. The acquisition is expected to occur in early 2009. Both Portfolios pursue the same investment objective and very similar investment policies. The California Portfolio II differed from the California Portfolio in that it invested

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

principally in insured securities. Subsequent to the change in its policy discussed above, there is little difference between the Portfolios, except that the California Portfolio II invests principally in securities exempt from the federal alternative minimum tax (“AMT”) while California Portfolio may invest without limit in securities subject to the AMT. The California Portfolio does not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 10%) and the Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that the higher after-tax distribution yields generated by the California Portfolio should offset the value to the California Portfolio II’s shareholders of investing in AMT-exempt municipal securities. Since the California Portfolio is a substantially larger fund than the California Portfolio II, with a lower expense ratio, both before and after the Adviser’s current expense waiver, it is anticipated that the acquisition should result in a significantly lower expense ratio for the California Portfolio II’s shareholders.

Investment Objective and Policies

The investment objective of the five portfolios of this open-end fund is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers, except for the National Portfolio II and the California Portfolio II, which have a fundamental policy to invest at least 80% of their assets in municipal securities with interest that is exempt from federal income taxes, including the AMT.

Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio and National Portfolio II may invest 25% or more of their net assets in a single state. The California Portfolio II is non-diversified, meaning that it can invest more of its assets in a fewer number of issuers.

Investment Results

The tables on pages 7-11 show performance for each Portfolio compared with its benchmark, the Barclays Capital (BC) Municipal Index, for the six- and 12-month periods ended October 31, 2008.

For both the six- and 12-month periods ended October 31, 2008, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, the BC Municipal Index,

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

which represents the U.S. municipal market and posted negative returns of -4.70% and -3.30% for the respective time periods, except for the Insured National Portfolio, which outperformed. (All of the Portfolios and the benchmark posted negative returns for both periods.)

Though the Portfolios’ Municipal Bond Investment Team (the “Team”) primarily bought higher credit quality bonds, the Portfolios’ weights in lower-credit quality bonds across various sectors, compared with the benchmark’s, detracted from relative performance as credit spreads widened. The Team focused new purchases on high credit quality bonds and generally avoided the longest maturity bonds. This was beneficial to the Portfolios’ performance during the six- and 12-month periods because higher-credit quality bonds outperformed lower-credit quality bonds and shorter-maturity bonds outperformed longer-maturity bonds. Overall, the Portfolios benefited from relatively less interest-rate exposure compared with the benchmark. A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the annual reporting period ended October 31, 2008 follows.

National Portfolio – The National Portfolio’s underperformance compared with the benchmark was primarily the result of security selection in the hospital, education, housing and general obligation sectors. The Portfolio’s relative underweight in the general obligation sector and overweight in the hospital sector also detracted from the Portfolio’s performance.

California Portfolio – The California Portfolio’s underperformance compared with the benchmark was primarily the result of security selection in the general obligation, special tax, housing and education sectors. The Portfolio’s relative overweight in the housing sector also detracted from the Portfolio’s performance, while its relative overweight in the pre-refunded sector and underweight in the industrial revenue bond sector were beneficial to the Portfolio’s performance.

New York Portfolio – The New York Portfolio’s underperformance compared with the benchmark was primarily the result of security selection in the transportation, airport, general obligation, education and insured sectors. The Portfolio’s relative overweight in the housing sector and underweight in the general obligation sector also detracted from the Portfolio’s performance.

Insured National Portfolio – The Insured National Portfolio’s relative outperformance compared with the benchmark was partially the result of security selection within the power sector. The Portfolio’s relative overweight in the pre-refunded sector, and underweights in the industrial revenue bond, hospital and housing sectors were also beneficial to the Portfolio’s performance.

Insured California Portfolio – The Insured California Portfolio’s underperformance was primarily the result

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

of the Portfolio’s relative underweight and security selection in the general obligation sector, as well as security selection in the insured sector. The Portfolio’s underweight in the industrial revenue bond and hospital sectors was beneficial to the Portfolio’s performance.

Market Review & Investment Strategy

The crisis in the financial markets continued toward the end of the annual reporting period ended October 31, 2008, and created severe dislocations in the municipal market. As investors grew increasingly more risk averse, demand for lower-rated and longer-maturity bonds diminished. As a result, municipal credit spreads—the extra yield investors demand to move down in credit quality—widened sharply, and the slope of the municipal yield curve steepened dramatically over both the six- and 12-month periods. The Team’s strategies over the last year of primarily buying high credit quality bonds and avoiding the longest maturity bonds benefited performance because credit spreads widened sharply and the slope of the yield curve steepened dramatically.

Concerns about deteriorating municipal credit quality and a weakening economy contributed to investors’ sense of unease, but it was the news in September 2008 that the Reserve Primary Fund, a large “prime” money market fund, had “broken the buck” that ignited a wave of fear in all the financial markets. In the ensuing panic, investors apparently feared that similar funds would have similar problems and redeemed significant amounts of their investments in such funds. Yields of municipal cash-equivalent securities spiked from around 2.5% to around 9% as buyers flocked to the safety of Treasury bills. As a result, three-month T-bill yields dropped to a rate of virtually zero. In light of this turmoil, municipal bond portfolios generally had low to negative returns in this environment.

As the Portfolios’ fiscal year drew to a close, regulators and policymakers across the globe were continuing work to address the financial crisis. At the same time, economic growth was beginning to slow dramatically. Historically, tax revenues have been very economically sensitive. And, there were signs that tax revenue growth was slowing quickly across the country. Fortunately, many state and local officials had successfully built up reserves to address the looming budget shortfalls. On average, state budget reserves were at 7.5% of general fund spending to start the fiscal year (July 1 for most states). States also cut spending on average this fiscal year. The average projected increase in states’ budgeted expenses was only 1%—the second lowest in 25 years.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of October 31, 2008, the Portfolios’ percentages of net assets in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds	Pre-Refunded Insured Bonds
National	44%	4%
California	44%	8%
New York*	40%	5%
Insured National**	89%	40%
Insured California***	94%	19%

*	20% of the New York Portfolio’s insured bonds were insured by MBIA.

**	32% of the Insured National Portfolio’s insured bonds were insured by AMBAC.

***	41% and 24% of the Insured California Portfolio’s insured bonds were insured by AMBAC and MBIA, respectively.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The Portfolios are diversified by bond insurer, reducing the exposure to any single insurer. In addition, the Team believes that the generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital (BC) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuation in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. The yield or value of the Portfolios’ investments in municipal securities may be affected by political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade debt presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months		12 Months
National Portfolio
Class A	-7.25%		-7.32%

Class B*	-7.58%		-7.97%

Class C	-7.59%		-7.98%

Advisor Class**	-6.79%	†

BC Municipal Index††	-4.70%		-3.30%

*    Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    This return is since the share class’s inception on 8/6/08.

†† As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital (BC) as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/98 TO 10/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/98 to 10/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months		12 Months
California Portfolio
Class A	-5.47%		-5.52%

Class B*	-5.89%		-6.18%

Class C	-5.90%		-6.28%

Advisor Class**	-5.20%	†

BC Municipal Index††	-4.70%		-3.30%

*    Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

† This return is since the share class’s inception on 8/6/08.

†† As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital (BC) as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/98 TO 10/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/98 to 10/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months		12 Months
New York Portfolio
Class A	-5.11%		-4.31%

Class B*	-5.45%		-4.88%

Class C	-5.45%		-4.88%

Advisor Class**	-4.98%	†

BC Municipal Index††	-4.70%		-3.30%

*    Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    This return is since the share class’s inception on 8/6/08.

†† As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital (BC) as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/98 TO 10/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/98 to 10/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

INSURED NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months	12 Months
Insured National Portfolio
Class A	-2.96%	-2.05%

Class B*	-3.20%	-2.72%

Class C	-3.31%	-2.74%

BC Municipal Index**	-4.70%	-3.30%

*    Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

**  As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital (BC) as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/98 TO 10/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund Insured National Portfolio Class A shares (from 10/31/98 to 10/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

INSURED CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months	12 Months
Insured California Portfolio
Class A	-5.48%	-4.93%

Class B*	-5.82%	-5.61%

Class C	-5.82%	-5.61%

BC Municipal Index**	-4.70%	-3.30%

*    Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. For additional information, please contact your financial advisor or visit www.alliancebernstein.com.

**  As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital (BC) as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/98 TO 10/31/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund Insured California Portfolio Class A shares (from 10/31/98 to 10/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			5.04%	7.75%
1 Year	-7.32%	-11.30%
5 Years	2.36%	1.48%
10 Years	2.92%	2.48%

Class B Shares			4.57%	7.03%
1 Year	-7.97%	-10.63%
5 Years	1.66%	1.66%
10 Years(a)	2.49%	2.49%

Class C Shares			4.57%	7.03%
1 Year	-7.98%	-8.87%
5 Years	1.65%	1.65%
10 Years	2.22%	2.22%

Advisor Class Shares†			5.57%	8.57%
Since Inception*	-6.79%	-6.79%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.92%, 1.63%, 1.62% and 0.62% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009 contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.68%, 1.38%, 1.38% and 0.38% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-8.60%
5 Years	2.05%
10 Years	2.71%

Class B Shares
1 Year	-7.99%
5 Years	2.23%
10 Years(a)	2.73%

Class C Shares
1 Year	-6.17%
5 Years	2.22%
10 Years	2.45%

Advisor Class Shares†
Since Inception*	-4.51%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			4.82%	8.27%
1 Year	-5.52%	-9.51%
5 Years	2.88%	1.99%
10 Years	3.41%	2.97%

Class B Shares			4.34%	7.44%
1 Year	-6.18%	-8.89%
5 Years	2.15%	2.15%
10 Years(a)	2.96%	2.96%

Class C Shares			4.34%	7.44%
1 Year	-6.28%	-7.18%
5 Years	2.14%	2.14%
10 Years	2.69%	2.69%

Advisor Class Shares†			5.33%	9.14%
Since Inception*	-5.20%	-5.20%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.56%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77%, 1.47%, 1.47% and 0.47% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-7.39%
5 Years	2.28%
10 Years	3.13%

Class B Shares
1 Year	-6.74%
5 Years	2.47%
10 Years(a)	3.15%

Class C Shares
1 Year	-4.90%
5 Years	2.46%
10 Years	2.87%

Advisor Class Shares†
Since Inception*	-3.42%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			4.72%	7.80%
1 Year	-4.31%	-8.42%
5 Years	2.80%	1.92%
10 Years	3.58%	3.13%

Class B Shares			4.23%	6.99%
1 Year	-4.88%	-7.63%
5 Years	2.10%	2.10%
10 Years(a)	3.13%	3.13%

Class C Shares			4.23%	6.99%
1 Year	-4.88%	-5.80%
5 Years	2.11%	2.11%
10 Years	2.85%	2.85%

Advisor Class Shares†			5.23%	8.64%
Since Inception*	-4.98%	-4.98%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.90%, 1.61%, 1.60% and 0.60% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Until January 1, 2009, contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.58%, 1.28%, 1.28% and 0.28% for Class A, Class B, Class C and Advisor Class, respectively. Effective January 1, 2009, contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-6.46%
5 Years	2.25%
10 Years	3.30%

Class B Shares
1 Year	-5.65%
5 Years	2.45%
10 Years(a)	3.29%

Class C Shares
1 Year	-3.89%
5 Years	2.44%
10 Years	3.01%

Advisor Class Shares†
Since Inception*	-3.51%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Advisor Class is listed above.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Historical Performance

INSURED NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.55%	5.46%
1 Year	-2.05%	-6.22%
5 Years	2.92%	2.03%
10 Years	3.60%	3.15%

Class B Shares			3.02%	4.65%
1 Year	-2.72%	-5.55%
5 Years	2.22%	2.22%
10 Years(a)	3.15%	3.15%

Class C Shares			3.02%	4.65%
1 Year	-2.74%	-3.68%
5 Years	2.21%	2.21%
10 Years	2.88%	2.88%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.77% and 1.77% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.04%, 1.74% and 1.74% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

INSURED NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-6.15%
5 Years	1.88%
10 Years	3.09%

Class B Shares
1 Year	-5.58%
5 Years	2.04%
10 Years(a)	3.10%

Class C Shares
1 Year	-3.60%
5 Years	2.04%
10 Years	2.82%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

Historical Performance

INSURED CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2008
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			4.12%	7.07%
1 Year	-4.93%	-8.95%
5 Years	2.08%	1.20%
10 Years	3.32%	2.87%

Class B Shares			3.61%	6.19%
1 Year	-5.61%	-8.34%
5 Years	1.37%	1.37%
10 Years(a)	2.87%	2.87%

Class C Shares			3.62%	6.21%
1 Year	-5.61%	-6.52%
5 Years	1.37%	1.37%
10 Years	2.58%	2.28%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.08%, 1.79% and 1.78% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2008.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 6.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

INSURED CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-8.01%
5 Years	1.26%
10 Years	2.91%

Class B Shares
1 Year	-7.38%
5 Years	1.45%
10 Years(a)	2.91%

Class C Shares
1 Year	-5.55%
5 Years	1.44%
10 Years	2.62%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 6.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period*
National Portfolio
Class A
Actual	$1,000	$927.51	$3.29
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.46
Class B
Actual	$1,000	$924.18	$6.67
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.00
Class C
Actual	$1,000	$924.14	$6.67
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.00
Advisor Class **
Actual	$1,000	$932.12	$1.84
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$4.12

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

FUND EXPENSES

(continued from previous page)

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period*
California Portfolio
Class A
Actual	$1,000	$945.30	$3.77
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.91
Class B
Actual	$1,000	$941.08	$7.17
Hypothetical (5% return before expenses)	$1,000	$1,017.75	$7.46
Class C
Actual	$1,000	$941.01	$7.17
Hypothetical (5% return before expenses)	$1,000	$1,017.75	$7.46
Advisor Class**
Actual	$1,000	$947.97	$1.05
Hypothetical (5% return before expenses)	$1,000	$1,022.82	$2.34
New York Portfolio
Class A
Actual	$1,000	$948.88	$2.84
Hypothetical (5% return before expenses)	$1,000	$1,022.22	$2.95
Class B
Actual	$1,000	$945.53	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.50
Class C
Actual	$1,000	$945.54	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.50
Advisor Class**
Actual	$1,000	$950.17	$1.37
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.05
Insured National Portfolio
Class A
Actual	$1,000	$970.43	$5.15
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.28
Class B
Actual	$1,000	$967.96	$8.61
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.82
Class C
Actual	$1,000	$966.91	$8.60
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.82
Insured California Portfolio
Class A
Actual	$1,000	$945.21	$7.73
Hypothetical (5% return before expenses)	$1,000	$1,017.19	$8.01
Class B
Actual	$1,000	$941.81	$10.84
Hypothetical (5% return before expenses)	$1,000	$1,013.98	$11.24
Class C
Actual	$1,000	$941.82	$11.13
Hypothetical (5% return before expenses)	$1,000	$1,013.67	$11.54

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

Fund Expenses

FUND EXPENSES

(continued from previous page)

*	With the exception of the Advisor class, expenses are equal to the classes’ annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	For the Advisor Class shares, expenses are equal to the classes’ annualized expense ratio of 0.81%, 0.46% and 0.60%, respectively

The “Actual” expenses paid are based on the period from August 6, 2008 (commencement of distribution) to October 31, 2008. Actual expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 86/366 (to reflect the since inception period).

Hypothetical expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Annualized Expense Ratio
	National	California	New York	Insured National	Insured California
Class A	0.68%	0.77%	0.58%	1.04%	1.58%
Class B	1.38%	1.47%	1.28%	1.74%	2.22%
Class C	1.38%	1.47%	1.28%	1.74%	2.28%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

BOND RATING SUMMARY*

October 31, 2008

*	All data are as of October 31, 2008. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

Bond Rating Summary

BOND RATING SUMMARY*

October 31, 2008

*	All data are as of October 31, 2008. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Bond Rating Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long – Term Municipal Bonds – 98.3%
Alabama – 2.0%
Jefferson Cnty Ltd Oblig Sch Warrants FSA Series 2004 5.50%, 1/01/21	$1,000	$895,480
Series 04A 5.25%, 1/01/18-1/01/23	3,900	3,232,695
Montgomery Spl Care Fac Fin Auth (Baptist Hlth) (Prerefunded) Series 04C 5.25%, 11/15/29	2,190	2,368,200
Univ of Alabama Brd of Trustees (Univ of Alabama Hosp) Series 08A 5.75%, 9/01/22(a)	3,000	2,876,010

		9,372,385

Arizona – 2.6%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 2.82%, 2/01/42(b)	2,600	2,283,814
Estrella Mtn Ranch CFD (Desert Village) 7.375%, 7/01/27	2,594	2,325,132
Phoenix Civic Impr Corp. Wastewtr Sys MBIA Series 04 5.00%, 7/01/23	1,750	1,731,975
Pima Cnty IDA (Horizon Comnty Learning Ctr) Series 05 5.125%, 6/01/20	3,310	2,753,754
Queen Creek Impr Dist No 1 5.00%, 1/01/26	1,300	1,020,695
Salt Verde Fin Corp. (Prepaid Gas) 5.25%, 12/01/23	2,560	1,874,509
Sundance CFD No 1 Series 02 7.75%, 7/01/22	600	564,402

		12,554,281

California – 3.1%
California (Prerefunded) 5.25%, 4/01/30	810	873,463
AMBAC 5.00%, 4/01/27	910	973,964

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California (Unrefunded) 5.25%, 4/01/30	$15	$14,224
AMBAC 5.00%, 4/01/27	1,740	1,626,621
California Dept of Wtr Res (Pwr Sup Rev) (Prerefunded) Series 02A 5.375%, 5/01/22	2,000	2,186,800
Chula Vista IDR (San Diego Gas) Series 96A 5.30%, 7/01/21	4,000	3,540,560
Manteca Uni Sch Dist MBIA Series 01 Zero Coupon, 9/01/31	11,910	2,803,257
San Diego Cnty Wtr Auth FSA Series 08A 5.00%, 5/01/25	3,000	2,914,680

		14,933,569

Colorado – 1.6%
Colorado Ed & Cultural Fac Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	495	381,868
Colorado HFA SFMR (Mtg Rev) AMT Series 99A-2 6.45%, 4/01/30	485	439,230
Colorado Hlth Fac Auth (Evangelical Lutheran Proj) 5.25%, 6/01/19	1,500	1,344,195
Colorado Hlth Fac Auth (Parkview Med Ctr) Series 04 5.00%, 9/01/25	690	545,983
Park Creek Metro Dist Rev Ltd (Ref-Sr-Ltd Tax Ppty Tax) Series 05 5.50%, 12/01/30	1,900	1,510,158
PV Wtr & Sanitation Metro Dist Capital Appreciation Series 06 Zero Coupon, 12/15/17	3,672	1,953,798
Todd Creek Farms Metro Dist No 1 6.125%, 12/01/22	1,210	992,055
Series 04 6.125%, 12/01/19	820	707,849

		7,875,136

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.1%
Connecticut HEFA (Griffin Hosp) RADIAN Series 05B 5.00%, 7/01/23	$750	$616,785

District Of Columbia – 2.4%
Dist of Columbia ACA 5.00%, 6/01/26	1,000	721,670
FSA Series 2007C 5.00%, 6/01/23	7,775	7,578,448
Dist of Columbia Wtr & Swr Auth ASSURED GTY Series 2008A 5.00%, 10/01/23	3,220	3,117,926

		11,418,044

Florida – 8.9%
Beacon Tradeport CDD Series 02B 7.25%, 5/01/33	150	131,364
Bonnet Creek Resort CDD Series 02 7.25%, 5/01/18	2,000	1,868,880
Collier Cnty CFD (Fiddler’s Creek) Series 02A 6.875%, 5/01/33	1,120	941,741
Series 02B 6.625%, 5/01/33	480	391,243
Collier Cnty IDA (Southern St Util) AMT Series 96 6.50%, 10/01/25	705	705,056
Crossings At Fleming Island CDD Series 00C 7.05%, 5/01/15	1,550	1,471,322
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	255	255,000
Indian Trace Dev Dist (Wtr Mgmt Spl Benefit) MBIA Series 05 5.00%, 5/01/22	320	310,230
Indian Trace Dev Dist Spl Assmt (Wtr Mgmt Spl Benefit) MBIA Series 05 5.00%, 5/01/23	1,480	1,413,311

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jacksonville Hosp Rev (Mayo Clinic) Series 01C 5.50%, 11/15/36	$6,750	$5,806,823
Lee Cnty CFD (Herons Glen) (Prerefunded) Series 99 6.00%, 5/01/29	6,090	6,280,373
Lee Cnty HFA SFMR (Mtg Rev) AMT GNMA/ FNMA Series 00A-1 7.20%, 3/01/33	70	69,957
Marshall Creek CDD Series 02A 6.625%, 5/01/32	1,645	1,405,504
Miami Beach Hlth Fac Auth (Mt Sinai Med Ctr) Series 01A 6.80%, 11/15/31	3,500	2,729,195
Miami-Dade Cnty Ed Fac Auth (Univ of Miami) Series 08A 5.20%, 4/01/24	2,500	2,339,925
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	3,195	3,050,746
Orange Cnty HFA MFHR (Seminole Proj) AMT Series 99L 5.80%, 6/01/32	4,990	3,847,041
Orlando Assess Dist (Conroy Rd Proj) Series 98A 5.80%, 5/01/26	3,250	2,562,365
Pasco Cnty HFA MFHR (Pasco Woods Apts) AMT Series 99A 5.90%, 8/01/39	3,690	3,062,885
Pier Park CDD Series 02-1 7.15%, 5/01/34	3,245	2,842,685
Preserve at Wildnerness Lake CDD Series 02B 6.20%, 11/01/08	25	25,000
Tara CDD No 1 Series 00A 7.15%, 5/01/31	1,755	1,575,358

		43,086,004

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 9.6%
Chicago Series 08A 5.25%, 1/01/23	$10,000	$10,093,400
Chicago Arpt Rev (O’Hare Int’l Arpt) XLCA Series 03B-1 5.25%, 1/01/34	3,400	2,975,136
Chicago Brd of Ed Series 07 5.00%, 12/01/24	15,000	14,852,400
Chicago HFA SFMR (Mtg Rev) GNMA/ FNMA/ FHLMC Series 99C 7.05%, 10/01/30	45	45,144
Chicago HFA SFMR (Mtg Rev) AMT GNMA/ FNMA/ FHLMC Series 98A 6.45%, 9/01/29	225	221,546
GNMA/ FNMA/ FHLMC Series 98C-1 6.30%, 9/01/29	165	164,543
GNMA/ FNMA/ FHLMC Series 99 A 6.35%, 10/01/30	230	196,266
Chicago Incr Alloc (Diversey/Narragansett Redev Proj) 7.46%, 2/15/26	1,770	1,696,952
Chicago Sales Tax Rev FSA Series 05 5.00%, 1/01/25	6,905	6,534,201
Chicago Spec Assess (Lake Shore East) Series 03 6.75%, 12/01/32	3,500	2,970,240
Gilberts Spl Svc Area No 15 Spl Tax (Gilberts Town Ctr Proj) Series 03 6.00%, 3/01/28	2,430	1,876,956
Hampshire Spl Svc Area No 14 5.80%, 3/01/26	1,595	1,234,227
Illinois Fin Auth (Illinois Inst of Technology) Series 06A 5.00%, 4/01/31	750	567,757
Manhattan (No 04-1 Brookstone Springs Proj) Series 05 5.875%, 3/01/28	1,667	1,307,595

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metro Pier & Expo Auth (McCormick Place) MBIA Series 02A 5.25%, 6/15/42	$1,750	$1,670,323

		46,406,686

Indiana – 0.6%
Hendricks Cnty Bldg Fac Corp. 5.50%, 7/15/23	1,165	1,191,154
Indiana Dev Fin Auth (Inland Steel) Series 97 5.75%, 10/01/11	1,825	1,762,567

		2,953,721

Iowa – 0.0%
Coralville Urban Rev Tax Incr Series 07C 5.00%, 6/01/18	140	133,886

Kansas – 0.1%
Lenexa Hlth Care Fac (Lakeview Village Inc.) 5.25%, 5/15/22	870	637,327

Louisiana – 3.5%
De Soto Parish PCR (Int’l Paper Co) Series A-2 5.00%, 10/01/12	2,200	1,995,092
Lafayette (Communications Sys Rev) XLCA 5.25%, 11/01/20	1,550	1,545,892
Lafayette LA Communications (Communications Sys Rev) XLCA 5.25%, 11/01/21-11/01/23	3,450	3,397,731
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Series 02 6.65%, 1/01/25	800	667,464
New Orleans MBIA Series 05 5.00%, 12/01/29	3,420	2,937,130
5.25%, 12/01/21	3,360	3,111,058
RADIAN 5.00%, 12/01/18-12/01/19	2,590	2,309,011
RADIAN Series A 5.00%, 12/01/22	1,060	885,895

		16,849,273

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland – 1.4%
Maryland CDA SFMR (Mtg Rev) AMT Series 00A 6.10%, 7/01/38	$6,285	$5,415,408
Maryland IDR (Med Waste Assoc) AMT Series 89 8.75%, 11/15/10(c)(d)	1,225	1,059,196

		6,474,604

Massachusetts – 3.7%
Massachusetts (Prerefunded) Series 02C 5.25%, 11/01/30	5,000	5,319,300
Massachusetts Dev Fin Agy (Seven Hills Fndtn) RADIAN Series 99 5.15%, 9/01/28	6,035	5,128,603
Massachusetts Port Auth AMT Series 99D 6.00%, 7/01/29	7,500	7,394,550

		17,842,453

Michigan – 4.6%
Detroit Wtr Sup Sys FSA Series 2006A 5.00%, 7/01/24	7,005	6,496,017
Kent Hosp Fin Auth (Metro Hosp Proj) Series 05A 5.75%, 7/01/25	710	576,619
Michigan HDA MFHR (Rental Rev) AMT AMBAC Series 97A 6.10%, 10/01/33	330	286,968
Michigan Hosp Fin Auth (Sparrow Med Ctr) (Prerefunded) Series 01 5.625%, 11/15/36	2,650	2,858,078
Michigan Hosp Fin Auth (Trinity Hlth) Series 00A 6.00%, 12/01/27	4,515	4,336,071
Plymouth Ed Ctr Charter Sch Pub Academy Rev Series 05 5.375%, 11/01/30	2,000	1,480,400

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Saginaw Hosp Fin Auth (Covenant Med Ctr) Series 00F 6.50%, 7/01/30	$6,125	$6,082,125

		22,116,278

Minnesota – 1.6%
Minneapolis & St. Paul Arpt AMT FGIC Series 00B 6.00%, 1/01/21	3,520	3,454,282
Shakopee Hlth Care Fac (St Francis Regl Med Ctr) Series 04 5.10%, 9/01/25	2,700	2,069,037
St. Paul Hsg & Redev Auth (Hltheast Proj) Series 05 6.00%, 11/15/25	500	431,540
Western Minnesota Muni Pwr Agy FSA 5.00%, 1/01/17	1,400	1,469,678

		7,424,537

Missouri – 2.5%
Kansas City (Downtown Arena Proj) Series 08C 5.00%, 4/01/28	10,500	9,421,125
Kansas City Arpt Fac Rev (Cargo ACQ Grp) Series 02 6.25%, 1/01/30	1,965	1,519,770
Missouri Dev Fin Brd (Crackerneck Creek Proj) Series 05C 5.00%, 3/01/26	1,000	891,500
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	370	299,933

		12,132,328

Nevada – 7.1%
Carson City Hosp Rev (Carson-Tahoe Hosp Proj) RADIAN Series 03A 5.125%, 9/01/29	2,700	2,205,306
Clark Cnty AMBAC Series 2006 5.00%, 11/01/23	6,000	5,845,620

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark Cnty Passenger Fac 5.25%, 7/01/18	$9,090	$8,981,011
Clark Cnty Sch Dist FGIC 5.00%, 6/15/22	5,720	5,653,019
Las Vegas Valley Wtr Dist FGIC Series 05 5.00%, 6/01/27	5,000	4,795,400
Nevada Sys of Hgr Ed AMBAC 5.00%, 7/01/25	6,985	6,587,414

		34,067,770

New Hampshire – 1.1%
New Hampshire Bus Fin Auth PCR (Public Svc Co) AMT Series 93E 6.00%, 5/01/21	4,000	3,768,880
New Hampshire HEFA (Covenant Hlth) Series 04 5.375%, 7/01/24	1,680	1,468,790

		5,237,670

New Jersey – 3.9%
Morris-Union Jointure COP RADIAN Series 04 5.00%, 5/01/27	5,175	4,247,692
New Jersey Ed Fac Auth (Prerefunded) AMBAC Series 02A 5.25%, 9/01/21	8,005	8,599,531
New Jersey EDA (New Jersey St Contract) Series 05 5.25%, 3/01/25	6,200	6,086,292

		18,933,515

New Mexico – 1.4%
Clayton Jail Proj Rev CIFG 5.00%, 11/01/25-11/01/27	8,475	6,843,254

New York – 4.1%
Erie Cnty IDA (Buffalo Sch Dist Proj) FSA Series 04 5.75%, 5/01/25-5/01/26	3,800	3,822,793
New York City 5.25%, 9/01/23	5,000	4,923,750

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 03A 5.50%, 8/01/21	$5,000	$5,053,500
Series 04G 5.00%, 12/01/23	895	851,709
New York City (Unrefunded) Series 1 5.75%, 3/01/17	420	436,703
New York City IDA (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,255,600
New York Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)*	850	127,500
New York St Dorm Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,300	1,164,878
New York St HFA (Econ Dev & Hsg) FGIC Series 05A 5.00%, 9/15/25	1,200	1,160,112

		19,796,545

North Carolina – 0.2%
Iredell Cnty COP FSA Series 08 5.25%, 6/01/22	720	728,071

North Dakota – 0.2%
Ward Cnty Hlth Care Fac (Trinity Hlth) 5.125%, 7/01/18-7/01/20	1,380	1,141,114

Ohio – 2.9%
Cleveland Cuyahoga Port Auth (Univ Heights Ohio-Pub Parking Proj) Series 01 7.35%, 12/01/31	5,400	4,810,644
Cleveland Pub Pwr Sys FGIC Series 06A 5.00%, 11/15/18	2,335	2,316,810
Franklin Cnty (OCLC Online Computer Library Ctr) Series 98A 5.20%, 10/01/20	1,200	1,199,940
Toledo Lucas Cnty Port Auth (CSX Transp) Series 92 6.45%, 12/15/21	6,730	5,827,709

		14,155,103

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 0.9%
Forest Grove Rev (Ref & Campus Impr Pacific Proj A) RADIAN Series 05A 5.00%, 5/01/28	$2,995	$2,468,030
Oregon Hsg Dev Agy SFMR (Mtg Rev) AMT Series 02B 5.45%, 7/01/32	2,200	1,724,580

		4,192,610

Pennsylvania – 4.2%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) Series 07A 5.00%, 11/15/17	2,900	2,312,866
Ephrata Area Sch Dist (Prerefunded) FGIC Series 05 5.00%, 3/01/22	2,565	2,740,882
Harrisburg Arpt Auth (Susquehanna Arpt Proj) AMT Series 99 5.50%, 1/01/24	500	369,670
Montgomery Cnty Hosp (Abington Mem Hosp) Series 02A 5.125%, 6/01/32	2,000	1,523,920
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	1,210	985,593
Pennsylvania Hgr Ed Fac Auth (UPMC Hlth Sys) Series 01A 6.00%, 1/15/31	3,845	3,659,248
Pennsylvania IDA (St Revolving Fd) Series 08A 5.50%, 7/01/23	3,940	3,824,046
Philadelphia IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,030	784,819
South Ctr Gen Auth (Wellspan Hlth) MBIA Series 01 5.25%, 5/15/31	685	689,583

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Ctr Gen Auth (Wellspan Hlth) (Prerefunded) MBIA Series 01 5.25%, 5/15/31	$3,115	$3,344,856

		20,235,483

Puerto Rico – 1.6%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	1,100	968,198
Series 01A 5.50%, 7/01/19	500	475,175
Series 03A 5.25%, 7/01/23	500	440,090
Series 04A 5.25%, 7/01/19	1,920	1,778,765
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	484,015
Puerto Rico HFA 5.125%, 12/01/27	370	348,307
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	3,730	3,381,421

		7,875,971

South Carolina – 1.9%
Dorchester Cnty Sch Dist No 2 (Installment Pur Rev) Series 06 5.00%, 12/01/30	1,500	1,284,555
Newberry Investing in Childrens Ed (Newberry Cnty Sch Dist Proj) ASSURED GTY Series 05 5.00%, 12/01/27	3,890	3,533,443
Series 05 5.00%, 12/01/30	335	277,306
Scago Ed Fac Corp. (Calhoun Sch Dist) RADIAN 5.00%, 12/01/21	4,300	3,943,788

		9,039,092

Tennessee – 0.2%
Sullivan Cnty Hlth Ed (Wellmont Hlth Sys) Series 06C 5.00%, 9/01/22	1,265	916,189
5.25%, 9/01/26	275	193,083

		1,109,272

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 12.7%
Bexar Cnty Hlth Fac Dev Corp. 5.00%, 7/01/27	$325	$222,176
Camino Real Regl Mobility Auth 5.00%, 2/15/21	3,000	2,829,240
Series 2008 5.00%, 8/15/21	1,790	1,674,617
Corpus Christi Arpt Rev (Corpus Christi Int’l) FSA Series 00B 5.375%, 2/15/30	7,100	6,910,785
Dallas-Fort Worth Arpt Rev (Int’l Arpt) FGIC Series 01 5.50%, 11/01/35	13,400	10,609,718
Ector Cnty ISD 5.25%, 8/15/27	160	161,061
Ector Cnty ISD (Prerefunded) 5.25%, 8/15/27	2,840	3,077,566
El Paso Cnty Hosp Dist ASSURED GTY Series 2008A 5.00%, 8/15/23	5,000	4,922,650
Garza Cnty Pub Fac Corp. 5.50%, 10/01/19	535	478,589
Grapevine Arpt Rev 6.50%, 1/01/24	995	829,999
Guadalupe-Blanco River Auth (Contract & Sub Wtr Res) MBIA Series 04A 5.00%, 8/15/24	1,440	1,344,931
Hidalgo Cnty Hlth Svc (Mission Hosp Inc Proj) Series 05 5.00%, 8/15/14-8/15/19	730	645,560
Houston Arpt Rev (Cargo ACQ Grp) AMT Series 02 6.375%, 1/01/23	3,000	2,497,650
Laredo ISD AMBAC Series 04A 5.00%, 8/01/24	1,000	968,160
North Texas Hlth Fac Dev Corp (United Regl Hlth Care Sys) FSA Series 07 5.00%, 9/01/24	570	515,508
Richardson Hosp Auth (Richardson Regl Med Ctr) FSA Series 04 5.875%, 12/01/24	2,310	1,911,941

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Antonio (Elec & Gas Rev) Series 08 5.00%, 2/01/26	$6,830	$6,629,813
San Antonio (Unrefunded) Series 02 5.00%, 2/01/22	3,060	3,066,120
Seguin Hgr Ed Auth (Texas Lutheran Univ Proj) Series 04 5.25%, 9/01/28	1,000	794,820
Texas Trpk Auth AMBAC Series 02A 5.50%, 8/15/39	7,500	6,965,700
Tyler Hosp Rev (Mother Francis Regl Hlth) (Prerefunded) Series 01 6.00%, 7/01/31	3,900	4,270,890

		61,327,494

Utah – 0.7%
Intermountain Pwr Agy Series 2008A 5.25%, 7/01/23	2,750	2,708,392
Spanish Fork City Charter Sch Rev 5.55%, 11/15/21	860	710,197

		3,418,589

Virgin Islands – 1.6%
Virgin Islands Pub Fin Auth (Virgin Islands Gross Receipts Taxes Loan Note) FSA Series 03 5.00%, 10/01/13-10/01/14	2,025	2,069,888
5.25%, 10/01/15-10/01/17	5,460	5,526,999

		7,596,887

Virginia – 0.9%
Arlington IDA (Arlington Hlth Sys) (Prerefunded) Series 01 5.25%, 7/01/31(e)	1,000	1,070,200
Bell Creek CDD Series 03A 6.75%, 3/01/22	602	592,789
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	3,000	2,770,290

		4,433,279

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 3.2%
Energy Northwest Wind AMBAC 5.00%, 7/01/21	$7,845	$7,507,273
Spokane AMBAC 5.00%, 12/01/22	5,550	5,290,870
Tacoma SWFR XLCA Series 06 5.00%, 12/01/18	2,750	2,717,798

		15,515,941

Wisconsin – 1.2%
Milwaukee Arpt Rev (Cargo ACQ Corp) AMT Series 02 6.50%, 1/01/25	2,315	1,875,428
Wisconsin HEFA (Bell Tower Residence Proj) FHLB Series 05 5.00%, 7/01/25	1,270	1,098,436
Wisconsin HEFA (Wheaton Franciscan) MBIA 5.25%, 8/15/20	3,400	2,655,332

		5,629,196

Total Investments – 98.3% (cost $522,563,607)		474,104,153
Other assets less liabilities – 1.7%		7,955,685

Net Assets – 100.0%		$482,059,838

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,205	2/12/12	SIFMA	**	3.548%	$105,575

(a)	Variable rate coupon, rate shown as of October 31, 2008.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2008.

(c)	Illiquid security, valued at fair value. (See note A)

(d)	Security is in default and is non-income producing.

(e)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

*	The obligor of this holding, which represents 0.03% of the Portfolio’s net assets, has disclosed that it is in default of certain payments under the loan agreement, and is in early discussions with bond holders with respect to a restructuring of the terms of the bonds, and with equity holders with respect to additional equity contributions.

**	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2008, the Portfolio held 44% of net assets in insured bonds (of this amount 4% represents the Portfolio’s holding in pre-refunded insured bonds).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

National Portfolio—Portfolio of Investments

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSURED GTY – Assured Guaranty

CDA – Community Development Administration

CDD – Community Development District

CFD – Community Facilities District

CIFG – CIFG Assurance North America, Inc.

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HDA – Housing Development Authority

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue

ISD – Independent School District

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

INSURED NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.9%
Long-Term Municipal Bonds – 94.9%
Alabama – 0.7%
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	$375	$391,721
FGIC Series 02B 5.00%, 2/01/41	625	658,450

		1,050,171

California – 6.4%
California FSA Series 03 5.00%, 2/01/29	1,445	1,355,367
California (Prerefunded) 5.125%, 2/01/28	1,500	1,635,915
AMBAC 5.00%, 4/01/27	1,035	1,107,750
California (Unrefunded) AMBAC 5.00%, 4/01/27	1,965	1,836,960
Golden St Tobacco Securitization Corp. (Prerefunded) XLCA Series 03B 5.50%, 6/01/33	2,000	2,137,180
San Bernardino Cnty Redev ETM (Ontario Proj #1) MBIA Series 93 5.80%, 8/01/23	1,000	1,024,290

		9,097,462

Colorado – 5.9%
Northwest Parkway Toll Rev (Prerefunded) FSA Series 01C Zero Coupon, 6/15/25(a)	9,000	8,335,620

District Of Columbia – 0.6%
Dist of Columbia (Georgetown Univ) AMBAC Series C-1 15.00%, 4/01/41(b)+	25	25,000
Dist of Columbia Wtr & Swr Auth ASSURED GTY Series 2008A 5.00%, 10/01/23	905	876,311

		901,311

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 4.5%
Hollywood Comnty Redev Agy XLCA 5.00%, 3/01/24	$5,000	$4,534,650
Volusia Cnty Hlth Fac (John Knox Village) RADIAN Series 96A 6.00%, 6/01/17	1,905	1,907,496

		6,442,146

Illinois – 6.6%
Chicago Arpt Rev (O’Hare Int’l Arpt) XLCA Series 03B-1 5.25%, 1/01/34	1,700	1,487,568
Illionois Sport Fac Rev (Chicago Stadium Soldier Field) AMBAC Series 01 Zero Coupon, 6/15/30(a)	7,000	6,259,470
Metro Pier & Expo Auth (McCormick Place) MBIA Series 02A 5.25%, 6/15/42	1,750	1,670,322

		9,417,360

Louisiana – 2.1%
Lafayette LA Communications (Communications Sys Rev) XLCA 5.25%, 11/01/23	1,550	1,513,869
New Orleans MBIA Series 05 5.00%, 12/01/29	570	489,522
5.25%, 12/01/21	1,135	1,050,908

		3,054,299

Massachusetts – 5.4%
Massachusetts HEFA (Berkshire Hlth Sys) RADIAN Series 01E 5.70%, 10/01/25	5,800	5,232,934
Massachusetts HEFA (Cape Cod Hlthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,288,640
Massachusetts HEFA (Care Group Inc.) MBIA Series 08 5.375%, 2/01/26	1,250	1,199,037

		7,720,611

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 4.3%
Detroit Wtr Sup Sys (Prerefunded) FGIC Series 01B 5.50%, 7/01/33(c)	$1,450	$1,557,126
Kalamazoo Hosp Fin Auth (Borgess Med Ctr) ETM FGIC Series 94A 0.208%, 6/01/11(d)	3,440	3,446,536
Michigan (Trunk Line Fund) (Prerefunded) FSA Series 01A 5.25%, 11/01/30	1,000	1,069,780

		6,073,442

Minnesota – 4.5%
Waconia Hlth Care Fac (Ridgeview Med Ctr) (Prerefunded) RADIAN Series 99A 6.125%, 1/01/29	6,095	6,335,631

Missouri – 0.1%
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	120	97,276

Nevada – 9.1%
Carson City Hosp Rev (Carson-Tahoe Hosp Proj) RADIAN Series 03A 5.125%, 9/01/29	2,100	1,715,238
Clark Cnty AMBAC Series 2006 5.00%, 11/01/23	5,000	4,871,350
Nevada Sys of Hgr Ed AMBAC Series 2005B 5.00%, 7/01/26	6,715	6,297,394

		12,883,982

New Hampshire – 1.5%
New Hampshire HEFA (Mary Hitchcock Hosp) FSA Series 02 5.50%, 8/01/27	2,250	2,193,323

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 1.9%
New Jersey Ed Fac Auth (Hgr Ed Cap Impr) (Prerefunded) AMBAC Series 02A 5.125%, 9/01/22	$2,500	$2,674,525

New York – 6.5%
Erie Cnty IDA (Buffalo Sch Dist Proj) FSA Series 04 5.75%, 5/01/26	1,300	1,307,267
Nassau Cnty Hlth Fac (Nassau Hlth Sys Rev) (Prerefunded) FSA Series 99 5.75%, 8/01/29	7,600	7,957,504

		9,264,771

North Carolina – 0.8%
Iredell Cnty COP FSA Series 08 5.25%, 6/01/22	200	202,242
North Carolina Eastern Muni Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	1,000	939,500

		1,141,742

Ohio – 5.5%
Cleveland Pub Pwr Sys FGIC Series 06A 5.00%, 11/15/18	500	496,105
Hamilton Cnty (Prerefunded) AMBAC Series B 5.25%, 12/01/32	5,660	5,974,696
Hamilton Cnty (Unrefunded) AMBAC Series B 5.25%, 12/01/32	1,440	1,401,581

		7,872,382

Pennsylvania – 8.9%
Allegheny Cnty Hgr Ed Bldg Auth (Carnegie Mellon Univ) Series 02 5.50%, 3/01/28	5,665	5,708,904
Pennsylvania Trpk Transp Rev (Prerefunded) AMBAC Series 01 5.25%, 7/15/41	6,500	6,961,760

		12,670,664

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 5.3%
Puerto Rico Elec Pwr Auth (Prerefunded) XLCA Series 02-1 5.25%, 7/01/22	$6,935	$7,515,737

Rhode Island – 3.9%
Rhode Island EDA (Providence Place Mall Proj) ASSET GTY Series 00 6.125%, 7/01/20	5,500	5,572,050

South Carolina – 5.3%
Dorchester Cnty Sch Dist No 2 ASSURED GTY 5.00%, 12/01/29	400	365,404
Newberry Investing in Childrens Ed (Newberry Cnty Sch Dist Proj) ASSURED GTY Series 05 5.00%, 12/01/27	2,335	2,120,974
Series 05 5.00%, 12/01/30	115	95,195
South Carolina Pub Svc Auth AMBAC Series 2007A 5.00%, 1/01/25	5,000	4,923,450

		7,505,023

Texas – 2.8%
Guadalupe-Blanco River Auth (Contract & Sub Wtr Res) MBIA Series 04A 5.00%, 8/15/24	455	424,961
North Texas Hlth Fac Dev Corp (United Regl Hlth Care Sys) FSA Series 07 5.00%, 9/01/24	180	162,792
San Antonio Series 02 5.00%, 2/01/23	1,485	1,483,381
Texas Trpk Auth AMBAC Series 02A 5.50%, 8/15/39	2,000	1,857,520

		3,928,654

Washington – 0.6%
Tacoma SWFR XLCA Series 06 5.00%, 12/01/18	865	854,871

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

Insured National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia – 1.7%
Fairmont Hgr Ed (Fairmont St Coll) FGIC Series 02A 5.375%, 6/01/27	$2,500	$2,393,725

Total Long-Term Municipal Bonds (cost $136,200,327)		134,996,778

SHORT-TERM MUNICIPAL NOTES – 4.0%
Alaska – 0.5%
Valdez Marine Term Rev 0.80%, 12/01/33(e)	700	700,000

Florida – 1.9%
Orange Cnty IDA (Lake Highland Prep Sch) 1.50%, 8/01/32(e)	2,700	2,700,000

Kentucky – 0.8%
Shelby Cnty 1.20%, 9/01/34(e)	1,100	1,100,000

Ohio – 0.5%
Allen Cnty (Catholic Hlthcare Partners) Series A 0.70%, 10/01/31(e)	700	700,000

South Carolina – 0.3%
Charleston Cnty 0.85%, 8/15/30(e)	500	500,000

Total Short-Term Municipal Notes (cost $5,700,000)		5,700,000

Total Investments—98.9% (cost $141,900,327)		140,696,778
Other assets less liabilities – 1.1%		1,595,244

Net Assets—100.0%		$142,292,022

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,000	10/21/16	SIFMA *	4.128%		$53,254
Merrill Lynch	2,500	7/30/26	4.090%	SIFMA	*	(110,192)
Merrill Lynch	2,500	11/15/26	4.377%	SIFMA	*	(203,000)

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Variable rate coupon, rate shown as of October 31, 2008.

(c)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(d)	Inverse Floater Security—Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2008 and the aggregate market value of this security amounted to $25,000 or 0.02% of net assets.

As of October 31, 2008, the Portfolio held 89% of net assets in insured bonds (of this amount 40% represents the Portfolio’s holding in pre-refunded insured bonds). 32% of the Portfolio’s insured bonds were insured by AMBAC.

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

ASSET GTY – Asset Guaranty Insurance Company AKA Radian

ASSURED GTY – Assured Guaranty

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

HEFA – Health & Education Facility Authority

IDA – Industrial Development Authority/Agency

MBIA – Municipal Bond Investors Assurance

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

Insured National Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.6%
Long-Term Municipal Bonds – 95.2%
New York – 82.2%
Albany IDA (St. Peters Hosp Proj) Series A 5.75%, 11/15/22	$795	$692,962
Cattaraugus Cnty Hgr Ed (Jamestown) (Prerefunded) Series 00A 6.50%, 7/01/30	1,000	1,084,830
Cortland Cnty IDA (Cortland Mem Hosp) RADIAN Series 02 5.25%, 7/01/32	2,700	2,381,643
Dutchess Cnty IDA (Civil Fac Rev) 5.00%, 8/01/19-8/01/21	1,450	1,408,458
Erie Cnty (Pub Impr) MBIA Series 05A 5.00%, 12/01/20	5,990	5,664,803
Erie Cnty IDA (Buffalo Sch Dist Proj) FSA Series 04 5.75%, 5/01/25	1,400	1,409,800
Glen Cove IDR (The Regency at Glen Cove) ETM Series 92B Zero Coupon, 10/15/19	11,745	6,929,198
Hempstead IDA (Adelphi Univ Civic Fac) Series 02 5.50%, 6/01/32	1,000	965,400
Herkimer Cnty IDR (Herkimer CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,059,940
Long Island Pwr Auth FGIC Series 06A 5.00%, 12/01/19-12/01/24	8,300	7,844,265
Long Island Pwr Auth (Prerefunded) FSA Series 01A 5.25%, 9/01/28	10,000	10,688,100

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metro Transp Auth Dedicated Tax Fund MBIA 5.00%, 11/15/18-11/15/21	$11,890	$11,965,550
Series 02 5.25%, 11/15/31	5,000	4,569,950
Series 02A 5.125%, 11/15/31	5,500	4,973,210
Series Ser 5.25%, 11/15/30	10,000	9,247,000
Monroe Cnty MFHR (Southview Towers Proj) AMT SONYMA Series 00 6.25%, 2/01/31	1,130	1,124,486
Montgomery Cnty IDA (HFM Boces) XLCA Series 05A 5.00%, 7/01/24	1,500	1,408,335
Nassau Cnty IDA (Continuing Care Ret) 6.50%, 1/01/27	1,000	829,280
New York City 5.00%, 1/01/21	5,000	4,875,200
FSA Series 04E 5.00%, 11/01/21	4,000	3,969,800
Series 04G 5.00%, 12/01/23	3,225	3,069,007
Series 04I 5.00%, 8/01/21	11,400	11,095,506
Series 05J 5.00%, 3/01/24	5,000	4,720,850
XLCA Series 04I 5.00%, 8/01/18	10,000	10,024,000
New York City (Prerefunded) Series 01B 5.50%, 12/01/31(a)	11,995	12,978,590
Series 03 5.75%, 3/01/15	2,350	2,590,992
New York City (Unrefunded) Series 01B 5.50%, 12/01/31	5	4,847
Series 1 5.75%, 3/01/17	420	436,703
New York City HDC (NYC Hsg Auth) FGIC Series 05P6-A 5.00%, 7/01/19	10,000	9,991,200

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City HDC MFHR (Rental Hsg) AMT Series 01C-2 5.40%, 11/01/33	$3,030	$2,368,399
Series 02A 5.50%, 11/01/34	1,250	982,300
New York City Hlth & Hosp Corp. (Hlth Care Sys Rev) FSA Series 02A 5.125%, 2/15/23	1,500	1,409,415
New York City Hlth & Hosp Corp. (Hlth Care Sys Rev) AMBAC Series 03A 5.25%, 2/15/22	5,700	5,699,544
New York City IDA (Airis JFK Proj) Series 01A 5.50%, 7/01/28	9,000	6,302,790
New York City IDA (Brooklyn Navy Yard) AMT Series 97 5.75%, 10/01/36	3,000	2,315,550
New York City IDA (Lycee Francais) ACA Series 02C 6.80%, 6/01/28	2,500	2,255,600
New York City IDA (Magen David Yeshivah Proj) ACA Series 02 5.70%, 6/15/27	1,600	1,275,424
New York City IDA (Spence Sch) 5.20%, 7/01/34	3,155	3,054,923
New York City IDA (Staten Island Hosp) Series 01B 6.375%, 7/01/31	1,925	1,542,406
New York City IDA (Terminal One Group Assoc Proj) Series 05 5.50%, 1/01/24(b)	800	719,232
New York City Muni Wtr Fin Auth Series 03A 5.00%, 6/15/27	1,000	971,630
New York City TFA 5.00%, 7/15/21	7,000	6,826,120
MBIA Series 03D 5.25%, 2/01/18	10,000	10,243,100

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 02A 5.50%, 11/01/26(b)	$5,000	$5,229,350
New York City TFA (Prerefunded) Series 00B 6.00%, 11/15/29	6,000	6,409,980
New York City Trust for Cultural Res (Museum of Modern Art) AMBAC Series 01D 5.125%, 7/01/31	14,000	13,446,160
New York Conv Ctr Dev Corp. (Hotel Unit Fee Secured) AMBAC Series 05 5.00%, 11/15/30	10,000	9,069,100
New York Dorm Auth (Mount Sinai Hlth Sys) Series 00 6.50%, 7/01/25	4,000	3,574,680
New York Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)*	900	135,000
New York St Dorm Auth (Cabrini of Westchester) GNMA 5.10%, 2/15/26	1,900	1,699,892
New York St Dorm Auth (Eger Rehab Ctr) FHA FHA Series 00 6.10%, 8/01/37	3,065	3,088,018
New York St Dorm Auth (FHA Insured Maimonides) MBIA Series 04 5.75%, 8/01/29	3,515	3,630,644
New York St Dorm Auth (Leake & Watts Svc Inc.) MBIA Series 04 5.00%, 7/01/22-7/01/23	3,275	3,091,101
New York St Dorm Auth (Master Boces Program Wayne Finger) FSA Series 04 5.00%, 8/15/23	3,175	3,158,363
New York St Dorm Auth (Memorial Sloan-Kettering Ctr) MBIA Series 03A 5.00%, 7/01/22	5,000	4,999,650
New York St Dorm Auth (Montefiore Hosp) FGIC FHA Series 04 5.00%, 8/01/23	5,000	4,619,500

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dorm Auth (New York Univ) FGIC Series 04A 5.00%, 7/01/24	$2,240	$2,168,947
New York St Dorm Auth (Non St Supported Debt Ozanam) 5.00%, 11/01/21	1,000	928,790
New York St Dorm Auth (North Shore-Long Island Jewish Oblig Group) 5.00%, 5/01/22	1,405	1,177,587
New York St Dorm Auth (Nursing Home) (Prerefunded) FHA Series 02-34 5.20%, 2/01/32	3,965	4,356,108
New York St Dorm Auth (NYU Hosp Ctr) Series 07A 5.00%, 7/01/22	1,200	921,456
Series B 5.25%, 7/01/24	800	614,320
New York St Dorm Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,111,114
New York St Dorm Auth (Personal Income Tax) 5.00%, 3/15/27	2,350	2,283,848
New York St Dorm Auth (Rochester Univ) Series 04A 5.25%, 7/01/23-7/01/24	1,250	1,232,149
New York St Dorm Auth (Rochester Univ) (Prerefunded) Series 04A 5.25%, 7/01/21	575	628,360
New York St Dorm Auth (St Univ of New York) (Prerefunded) Series 02 5.00%, 7/01/32	4,000	4,264,880
New York St Dorm Auth (Westchester Cnty Court Fac Lease) Series 06A 5.00%, 8/01/17	9,510	9,950,028
New York St Dorm Auth MFHR (Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	885,160

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Energy Res & Dev Auth (Long Island Ltg Co.) AMT Series 95A 5.30%, 8/01/25	$7,500	$6,927,750
New York St Mtg Agy SFMR (Mtg Rev) AMT Series 01-29 5.45%, 4/01/31	9,000	7,048,620
Series 01-31A 5.30%, 10/01/31	8,500	6,567,780
New York St Pwr Auth MBIA 5.00%, 11/15/21	3,000	3,006,420
MBIA Series C 5.00%, 11/15/19	680	694,355
New York St SFMR (Mtg Rev) AMT Series 82 5.65%, 4/01/30	2,810	2,742,757
New York St Thruway Auth (Personal Income Tax Rev) (Transp) 5.00%, 3/15/26-3/15/27	11,000	10,711,750
AMBAC Series 04A 5.00%, 3/15/24	5,000	4,869,000
AMBAC Series 05B 5.00%, 4/01/21	7,500	7,451,700
FGIC Series 05B 5.00%, 4/01/17	12,750	13,162,463
New York St Urban Dev Corp (Personal Income Tax) (Prerefunded) Series 02A 5.25%, 3/15/32	3,945	4,224,030
Niagara Frontier Transp Auth (Buffalo Niagara Int’l Arpt) AMT MBIA 5.625%, 4/01/29	2,500	2,230,375
Onondaga Cnty IDA (Anheuser Busch) AMT Series 99 6.25%, 12/01/34	2,000	2,007,060
Onondaga Cnty IDA (Cargo ACQ) AMT Series 02 6.125%, 1/01/32	1,000	750,630
Onondaga Cnty PCR (Bristol-Meyers Squibb) AMT 5.75%, 3/01/24	4,000	3,792,920
Sachem Ctr Sch Dist of Holbrook 5.00%, 10/15/21-10/15/22	5,415	5,246,694

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seneca Cnty IDA (New York Chiropractic Coll) 5.00%, 10/01/27	$925	$815,489
Spencerport Uni Sch Dist (Prerefunded) MBIA Series 02 5.00%, 6/15/21	2,500	2,653,700
Tobacco Settlement Fin Corp. Series 03A-1 5.50%, 6/01/14	5,000	5,025,500
Triborough Brdg & Tunnel Auth 5.00%, 11/15/24-11/15/26	16,715	16,427,217
Ulster Cnty IDA (Kingston Regl Sr Living Corp.-Woodland Pond at New Patlz Proj) 6.00%, 9/15/27	1,175	915,783
Yonkers IDA (Malotz Pavillion Proj) MBIA Series 99 5.65%, 2/01/39	700	673,470

		385,589,986

Arizona – 0.2%
Goodyear IDA (Litchfield Pk Svc Proj) AMT Series 01 6.75%, 10/01/31	1,000	884,750

California – 0.2%
California Series 03 5.25%, 11/01/25	650	633,600
Series 04 5.20%, 4/01/26	350	337,176

		970,776

Florida – 2.3%
Collier Cnty CFD (Fiddler’s Creek) Series 02A 6.875%, 5/01/33	1,090	916,516
Series 02B 6.625%, 5/01/33	465	379,017
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	5,500	4,908,475
Fiddlers Creek CDD (Prerefunded) Series 99B 5.80%, 5/01/21	670	555,383

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	$800	$668,016
Highlands Cnty Hlth Fac Auth (Adventist/Sunbelt Hosp) FSA Series 2005G 15.00%, 11/15/35(b)+	575	575,000
Marshall Creek CDD Series 02A 6.625%, 5/01/32	935	798,873
Midtown Miami CDD Series 04A 6.00%, 5/01/24	2,475	1,965,521

		10,766,801

Georgia – 0.1%
Atlanta (Tax Alloc Bonds Eastside Proj) Series 05B 5.60%, 1/01/30	500	354,480

Guam – 0.1%
Guam Govt (Wtr & Waste Sys Rev) Series 05 6.00%, 7/01/25	500	448,510

Illinois – 0.7%
Antioch Village Spl Svc Area (Clublands Proj) Series 03 6.625%, 3/01/33	993	728,127
Plano Spl Svc Area No. 3 (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	1,350	1,070,955
Yorkville CFD (Raintree Village) Series 03 6.875%, 3/01/33	1,894	1,638,083

		3,437,165

Nevada – 0.3%
Clark Cnty Impr Dist No. 142 Series 03 6.10%, 8/01/18	1,460	1,295,356

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 1.2%
Port Auth NY & NJ (JFK Int’l Arpt Proj) AMT MBIA Series 97-6 5.75%, 12/01/22	$6,820	$5,867,519

Ohio – 0.2%
Port Auth of Columbiana Cnty SWFR (Apex Enviro LLC) AMT Series 04A 7.125%, 8/01/25	1,200	1,041,852

Puerto Rico – 7.1%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	1,600	1,408,288
Series 01A 5.50%, 7/01/19	915	869,570
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,085	1,848,686
5.375%, 7/01/24	5,225	4,730,715
Series 08WW 5.375%, 7/01/23	405	368,250
Puerto Rico Elec Pwr Auth (Prerefunded) XLCA Series 02-1 5.25%, 7/01/22	10,000	10,837,400
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	484,015
Puerto Rico HFA 5.00%, 12/01/20	1,795	1,616,093
5.125%, 12/01/27	1,495	1,407,348
Puerto Rico HFA (Prerefunded) 5.00%, 12/01/20	3,420	3,617,334
Puerto Rico HFC SFMR (Mtg Rev) GNMA/ FNMA/ FHLMC Series 01A 5.20%, 12/01/33	1,690	1,380,899
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	935	822,660
Univ of Puerto Rico 5.00%, 6/01/22	255	223,689
Series 06Q 5.00%, 6/01/20	4,225	3,793,923

		33,408,870

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.6%
Bell Creek CDD Series 03A 6.75%, 3/01/22	$201	$197,925
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	2,680	2,474,792

		2,672,717

Total Long-Term Municipal Bonds (cost $473,796,801)		446,738,782

Short-Term Municipal Notes – 2.4%
New York – 0.9%
New York City FSA Series A6 1.90%, 11/01/26(d)	1,000	1,000,000
New York City Muni Wtr Fin Auth 2.15%, 6/15/32(d)	2,000	2,000,000
Syracuse IDA (Syracuse Univ) 1.05%, 7/01/37(d)	1,000	1,000,000

		4,000,000

Colorado – 1.5%
Colorado Ed & Cultural Fac Auth (National Jewish Federation Brd Program) 0.80%, 5/01/38(d)	7,070	7,070,000

Total Short-Term Municipal Notes (cost $11,070,000)		11,070,000

Total Investments – 97.6% (cost $484,866,801)		457,808,782
Other assets less liabilities – 2.4%		11,403,903

Net Assets – 100.0%		$469,212,685

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$2,200	1/25/26	SIFMA	*	4.108%	$99,434
JP Morgan Chase	4,500	6/15/15	3.777%		SIFMA *	(174,628)
Merrill Lynch	3,100	10/01/16	SIFMA	*	4.147%	167,912

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

New York Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)	Variable rate coupon, rate shown as of October 31, 2008.

(c)	Illiquid security, valued at fair value. (See note A)

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	The obligor of this holding, which represents 0.03% of the Portfolio’s net assets, has disclosed that it is in default of certain payments under the loan agreement, and is in early discussions with bond holders with respect to a restructuring of the terms of the bonds, and with equity holders with respect to additional equity contribution.

**	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

+	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2008 and the aggregate market value of this security amounted to $575,000 or 0.12% of net assets.

As of October 31, 2008, the Portfolio held 40% of net assets in insured bonds (of this amount 5% represents the Portfolio’s holding in pre-refunded insured bonds). 20% of the Portfolio’s insured bonds were insured by MBIA.

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDD – Community Development District

CFD – Community Facilities District

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue

MBIA – Municipal Bond Investors Assurance

MFHR – Multi–Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

SONYMA – State of New York Mortgage Agency

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.4%
Long-Term Municipal Bonds – 99.4%
California – 95.7%
Acalanes Union High Sch Dist (Ref-2013 Crossover) FSA Series 05B 5.25%, 8/01/24	$3,000	$3,031,950
Banning Util Auth (Wtr & Enterprise Rev) FGIC Series 05 5.25%, 11/01/30	7,265	6,718,381
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	2,000	2,014,080
Beaumont Fin Auth AMBAC Series C 5.00%, 9/01/26	2,900	2,490,578
California 5.00%, 8/01/22-2/01/32	28,200	26,386,086
MBIA 5.00%, 6/01/18	5,000	5,055,400
MBIA-IBC Series 03 5.25%, 2/01/16	2,050	2,110,987
Series 03 5.25%, 2/01/24	3,500	3,434,970
California (Prerefunded) 5.00%, 2/01/33	6,925	7,511,063
5.125%, 6/01/31	1,710	1,825,528
5.25%, 2/01/30-4/01/30	1,200	1,293,854
5.30%, 4/01/29	6,395	7,029,896
MBIA Series 02 5.00%, 2/01/32	3,500	3,728,865
California (Unrefunded) 5.125%, 6/01/31	20	18,525
5.25%, 2/01/30-4/01/30	13,975	13,254,306
5.30%, 4/01/29	5	4,830
California Dept of Veteran Affairs (Home Purchase Rev) AMBAC Series 02A 5.35%, 12/01/27	22,320	20,040,458
California Dept of Wtr Res (Prerefunded) Series 02A 5.375%, 5/01/21	3,000	3,280,200

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Dept of Wtr Res (Pwr Sup Rev) 5.00%, 12/01/24	$5,000	$4,913,150
California Dept of Wtr Res (Pwr Sup Rev) (Prerefunded) FGIC Series 02A 5.125%, 5/01/18	10,000	10,834,100
California Ed Fac Auth (Coll of Arts & Crafts) Series 01 5.875%, 6/01/30	2,200	1,796,410
California Ed Fac Auth (Univ of the Pacific) 5.00%, 11/01/21	990	916,433
Series 04 5.00%, 11/01/20	1,000	959,370
5.25%, 5/01/34	1,000	916,030
California HFA SFMR (Mtg Rev) AMT Series 99A-2 5.25%, 8/01/26	1,705	1,374,366
California Hlth Fac Fin Auth (Catholic Hlthcare West) Series G 5.50%, 7/01/25	2,000	1,768,620
California Hlth Fac Fin Auth (Cottage Hlth Sys) MBIA Series 03B 5.00%, 11/01/23	2,500	2,201,175
California Hlth Fac Fin Auth (Lucile Salter Packard Hosp) AMBAC Series 03C 5.00%, 8/15/21	3,365	3,204,893
California Infra & Econ Dev Bank (Kaiser Hosp) Series 01A 5.55%, 8/01/31	18,000	15,496,560
California Pollution Ctl Fin Auth (Pacific Gas & Elec) AMT MBIA Series 96A 5.35%, 12/01/16	15,500	14,909,915
California Pollution Ctl Fin Auth (So Calif Edison) AMT MBIA Series 99C 5.55%, 9/01/31	7,950	6,420,897

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pollution Ctl Fin Auth (Tracy Material Recovery) AMT ACA Series 99A 5.70%, 8/01/14	$3,670	$3,468,700
California Pub Wks Brd (Dept of Hlth Svcs-Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	1,270	1,135,710
California Pub Wks Brd (Dept of Mental Hlth-Coalinga) Series 04A 5.50%, 6/01/22-6/01/23	6,790	6,757,390
California Pub Wks Brd (Univ of Calif Proj) Series 05C 5.00%, 4/01/23	3,130	3,060,733
California Pub Wks Brd (Various Univ Calif Proj) Series 04F 5.00%, 11/01/26	8,065	7,759,417
California Rural MFA SFMR (Mtg Rev) AMT GNMA/ FNMA Series 00B 6.25%, 12/01/31	70	67,480
GNMA/ FNMA Series 00D 6.00%, 12/01/31	245	244,701
GNMA/ FNMA Series 99A 5.40%, 12/01/30	290	227,424
MBIA Series 99A 5.40%, 12/01/30	720	560,340
California State Univ AMBAC Series A 5.00%, 11/01/19	6,025	6,038,195
FGIC Series 03A 5.00%, 11/01/22	6,000	5,829,480
California Statewide CDA (Drew Coll Prep) (Prerefunded) Series 00 7.25%, 10/01/30	7,610	8,159,366
California Statewide CDA (Saint Mark’s Sch) Series 01 6.75%, 6/01/28	2,400	2,319,072
California Statewide CDA (San Diego Space & Science) Series 96 7.50%, 12/01/16	2,240	2,253,866

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Wildwood Elem Sch) Series 01 7.00%, 11/01/29	$3,770	$3,311,455
California Statewide CDA MFHR (Highland Creek Apts) AMT FNMA Series 01K 5.40%, 4/01/34	5,745	4,956,499
California Statewide CDA MFHR (Santa Paula Villl Apts) FNMA Series 98D 5.43%, 5/01/28	2,090	1,729,517
Castaic Lake Wtr Agy AMBAC Series 04A 5.00%, 8/01/16-8/01/18	4,325	4,368,689
MBIA Series 01A 5.20%, 8/01/30	1,625	1,543,717
Chino Hills CFD (Fairfield Ranch 10) Series 00 6.95%, 9/01/30	5,200	4,861,168
Commerce Joint Pwr Fin Auth (Comnty Ctr Proj) XLCA Series 04 5.00%, 10/01/34	2,015	1,636,664
Corona CFD (Eagle Glen 97-2) ETM Series 98 5.875%, 9/01/23	5,795	4,965,388
East Palo Alto Pub Fin Auth (Univ Circle Gateway 101) RADIAN Series 05A 5.00%, 10/01/25	4,390	3,670,128
Eastern Wtr Dist Impr Area A (Morningstar Ranch) Series 02 6.40%, 9/01/32	3,610	2,993,412
El Centro Fin Auth (El Centro Med Ctr) Series 01 5.375%, 3/01/26	18,000	18,004,320
Encinitas Rec Ranch Golf Auth (Encinitas Ranch Golf Course) Series 04 5.50%, 9/01/23-9/01/24	1,110	902,664
5.60%, 9/01/26	1,000	798,100

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fontana CFD 11 (Heritage West End) Series B 6.50%, 9/01/28	$8,390	$7,490,089
Fontana Pub Fin Auth (North Fontana Redev Proj) AMBAC Series 03A 5.50%, 9/01/32	1,000	951,530
Foothill Eastern Transp Corridor Agy Series 95 Zero Coupon, 1/01/24	10,255	4,473,539
Zero Coupon, 1/01/25	15,000	6,175,500
Fremont Uni Sch Dist of Alameda Cnty FSA Series 05B 5.00%, 8/01/26	1,745	1,683,192
Fresno Joint Pwr (Lease Rev) XLCA Series 04A 5.25%, 10/01/21-10/01/24	3,425	3,384,743
5.375%, 10/01/17	1,315	1,363,681
Fullerton Redev Agy COP RADIAN 5.00%, 4/01/21	2,225	1,935,127
Gilroy Uni Sch Dist FGIC 5.00%, 8/01/27	1,500	1,391,040
Huntington Park Pub Fin Auth FSA Series 04A 5.25%, 9/01/17	1,000	1,056,350
Kaweah Delta Hlth Care Dist MBIA Series 04 5.25%, 8/01/25-8/01/26	3,780	3,657,136
La Verne CFD 88-1 Series 98 5.875%, 3/01/14	3,910	3,764,470
Lammersville Sch Dist CFD (Mountain House) Series 02 6.375%, 9/01/32	4,250	3,602,130
Lancaster Redev Agy Tax Alloc Rev (Fire Protn Fac Proj) XLCA Series 04 5.00%, 12/01/23	1,120	1,041,421
Lancaster Redev Agy Tax Alloc Rev (Sheriffs Fac Proj) XLCA Series 04 5.00%, 12/01/23	1,875	1,743,450

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loma Linda (Loma Linda Univ Med Ctr) Series 05A 5.00%, 12/01/23	$2,000	$1,481,220
Los Angeles Cnty Metro Transp Auth (Prerefunded) FGIC Series 00A 5.25%, 7/01/30	2,750	2,906,035
Los Angeles Comnty Redev Agy Series 04L 5.00%, 3/01/17	2,565	2,426,875
5.10%, 3/01/19	1,350	1,241,946
Los Angeles Dept of Wtr & Pwr (Pwr Sys) AMBAC 5.00%, 7/01/24	5,325	5,205,933
MBIA Series 01A 5.00%, 7/01/24	1,500	1,466,460
Los Angeles MFHR (Park Plaza West) AMT GNMA 5.50%, 1/20/43	5,000	3,872,450
Los Angeles Uni Sch Dist AMBAC Series B 5.00%, 7/01/19-7/01/21	13,685	13,686,423
Manteca Uni Sch Dist (Prerefunded) FSA Series 04 5.25%, 8/01/22	1,390	1,528,291
Marin Wtr Dist AMBAC Series 04 5.25%, 7/01/20	3,040	3,081,314
Murrieta Valley Uni Sch Dist (Election 2002) FSA Series 05B 5.125%, 9/01/29	1,275	1,214,540
Norco Redev Agy Tax Alloc Rev (Norco Redev Proj Area No 1) AMBAC Series 05 5.00%, 3/01/26	1,360	1,312,536
RADIAN Series 04 5.00%, 3/01/24	3,060	2,593,931
Oakland Uni Sch Dist (Alameda Cnty) FGIC 5.00%, 8/01/22	8,975	8,044,921
MBIA Series 05 5.00%, 8/01/25	7,455	6,549,739

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ontario Assmt Dist (Calif Commerce Ctr) 7.70%, 9/02/10	$1,695	$1,681,542
Ontario COP (Wtr Sys Impr Proj) MBIA Series 04 5.25%, 7/01/21	1,700	1,718,088
Orange Cnty CFD 99-1 (Ladera Ranch) (Prerefunded) Series 99A 6.70%, 8/15/29	3,000	3,172,080
Palm Springs COP ETM Series 91B Zero Coupon, 4/15/21	37,500	19,820,250
Palmdale Wtr Dist COP FGIC Series 04 5.00%, 10/01/24	1,775	1,632,894
Pittsburg Redev Agy (Los Medanos Proj) MBIA Series 03A 5.00%, 8/01/21	6,410	6,139,883
Placentia-Yorba Linda Uni Sch Dist FGIC Series 06 5.00%, 10/01/27	4,200	3,721,536
Port of Oakland AMT FGIC Series 02L 5.375%, 11/01/27	2,500	2,059,750
Rancho Etiwanda Pub Fac CFD 1 (Rancho Etiwanda) Series 01 (Prerefunded) 6.40%, 9/01/31	8,000	8,609,280
Rancho Etiwanda Pub Fac CFD 1 (Rancho Etiwanda) ETM (Prerefunded) Series 01 6.40%, 9/01/31	3,080	3,306,134
Riverside CFD No 89-1 (MTN Cove) (Prerefunded) Series 00 6.50%, 9/01/25	3,390	3,578,925
Riverside Cnty Pub Fin Auth Tax Alloc Rev XLCA Series 04 5.00%, 10/01/35	2,475	2,011,160

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Riverside Comnty Coll Dist MBIA Series C 5.00%, 8/01/25	$1,720	$1,630,233
Riverside Comnty Coll Dist (Prerefunded) MBIA Series 04A 5.25%, 8/01/25-8/01/26	1,980	2,166,179
Rocklin Uni Sch Dist CFD MBIA Series 04 5.00%, 9/01/25	1,000	941,600
Roseville CFD (No 1 Central Roseville Highland Park) Series 99-A 5.80%, 9/01/17	6,630	6,242,543
Roseville High Sch Dist Series 01E 5.25%, 8/01/26	2,435	2,432,005
Sacramento CFD 97-01B (N Natomas Drain) (Prerefunded) Series 00B 7.25%, 9/01/30	5,375	5,737,275
Sacramento City Uni Sch Dist FSA Series 04D 5.25%, 7/01/21-7/01/23	8,525	8,602,133
Sacramento Cnty Hsg Auth MFHR (Cottage Estates) AMT FNMA Series 00B 6.00%, 2/01/33	5,300	4,544,220
Sacramento Cnty Hsg Auth MFHR (Verandas Apts) AMT FNMA Series 00H 5.70%, 3/01/34	2,875	2,324,409
Sacramento Muni Util Dist (Elec Rev) MBIA Series 03S 5.00%, 11/15/17	5,000	5,091,050
MBIA Series 04R-289-2 5.00%, 8/15/17	10,000	10,173,400
San Bernardino Cnty CFD 2002-1 (Kaiser Commerce Ctr) Series 02-1 5.90%, 9/01/33	4,750	3,954,470
San Bernardino SFMR (Mtg Rev) AMT GNMA/ FNMA Series 01-A1 6.35%, 7/01/34(a)	455	454,709

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Cnty COP Series 04A 5.50%, 9/01/44	$5,000	$4,320,650
San Diego HFA MFHR (Rental Rev) AMT GNMA/ FNMA Series 98C 5.25%, 1/20/40	6,105	4,556,039
San Diego HFA MFHR (Vista La Rosa Apt) AMT GNMA Series 00A 6.00%, 7/20/41	10,230	8,615,297
San Diego Uni Sch Dist (Election of 1998) MBIA Series 04E-1 5.00%, 7/01/23-7/01/24	2,240	2,187,864
San Francisco City & Cnty Airport Comm (San Francisco Int’l Arpt) AMT FSA Series 00A 6.125%, 1/01/27	1,480	1,481,406
San Francisco Univ Funding, Inc. (Prerefunded) 5.25%, 7/01/32	16,650	17,220,262
San Joaquin Hills Transp Corr Agy (Toll Road Rev) MBIA Series A Zero Coupon, 1/15/36	47,415	7,204,709
San Joaquin Hills Transp Corr Agy ETM Series 93 Zero Coupon, 1/01/20	20,000	11,292,200
Zero Coupon, 1/01/21	20,000	10,577,200
Zero Coupon, 1/01/23	25,000	11,630,750
San Jose Redev Agy (Tax Alloc Rev) MBIA Series 04A 5.25%, 8/01/19	5,000	4,915,100
San Mateo Cnty Comnty Coll Dist COP (Prerefunded) MBIA Series 04 5.25%, 10/01/20(b)	2,870	3,155,048
Santa Ana Uni Sch Dist Series A 5.25%, 8/01/28	5,400	5,063,526
Santa Margarita Wtr Dist (Prerefunded) 6.25%, 9/01/29	3,130	3,307,440
(unrefunded) 6.25%, 9/01/29	8,420	7,812,833

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Semitropic Impr Dist Wtr Storage XLCA Series 04A 5.50%, 12/01/23	$1,640	$1,633,276
South Gate Pub Fin Auth (South Gate Redev Proj No 1) XLCA Series 02 5.125%, 9/01/24	1,800	1,608,876
Tejon Ranch Pub Fac Fin Auth CFD 1 (Tejon Indl Complex) Series 00A 7.20%, 9/01/30	9,850	9,441,178
Tejon Ranch Pub Fac Fin Auth CFD 2000-1 Series 03 6.125%, 9/01/27	1,000	816,180
6.20%, 9/01/33	2,375	1,886,676
Torrance COP (Ref & Pub Impt Proj) AMBAC Series 05B 5.00%, 6/01/24	2,900	2,805,431
Univ of California FSA Series 05B 5.00%, 5/15/24	3,600	3,446,028
Series K 5.00%, 5/15/21	5,525	5,509,640
Univ of California (Prerefunded) FGIC Series 01M 5.125%, 9/01/30	12,270	12,763,377
West Contra Costa Hlthcare Dist COP AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,240,695
West Kern Cnty Wtr Rev (Prerefunded) Series 01 5.625%, 6/01/31	3,000	3,195,060
Westminster Redev Agy MFHR (Rose Garden Apt) AMT Series 93A 6.75%, 8/01/24	4,300	4,303,956

		643,627,928

Florida – 0.3%
Collier Cnty CFD (Fiddler’s Creek) Series 02A 6.875%, 5/01/33	1,560	1,311,710
Series 02B 6.625%, 5/01/33	665	542,035

		1,853,745

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 3.4%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	$3,000	$2,640,540
Series 01A 5.50%, 7/01/19	1,880	1,786,658
Series 03A 5.25%, 7/01/23	800	704,144
Puerto Rico Conv Ctr Auth AMBAC Series A 5.00%, 7/01/17	10,730	10,290,284
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	484,015
Puerto Rico HFA 5.125%, 12/01/27	295	277,704
Univ of Puerto Rico 5.00%, 6/01/18	4,930	4,562,666
Series 06Q 5.00%, 6/01/19	2,490	2,281,861

		23,027,872

Total Investments – 99.4% (cost $693,021,338)		668,509,545
Other assets less liabilities – 0.6%		3,884,565

Net Assets – 100.0%		$672,394,110

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citigroup	$5,600	1/25/26	SIFMA *	4.108%		$253,104
Merrill Lynch	2,800	10/01/16	SIFMA *	4.147%		151,663
Merrill Lynch	13,800	7/30/26	4.090%	SIFMA	*	(608,259)
Merrill Lynch	10,200	8/09/26	4.063%	SIFMA	*	(424,480)
Merrill Lynch	13,400	11/15/26	4.377%	SIFMA	*	(1,088,082)

(a)	Variable rate coupon, rate shown as of October 31, 2008.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

California Portfolio—Portfolio of Investments

As of October 31, 2008, the Portfolio held 44% of net assets in insured bonds (of this amount 8% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

CDA – Community Development Administration

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HFA – Housing Finance Authority

MBIA – Municipal Bond Investors Assurance

MFA – Mortgage Finanace Authority

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

INSURED CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.8%
Long-Term Municipal Bonds – 94.4%
California – 91.3%
Acalanes Union High Sch Dist (Ref-2013 Crossover) FSA Series 05B 5.25%, 8/01/24	$2,000	$2,021,300
Banning Util Auth (Wtr & Enterprise Rev) FGIC Series 05 5.25%, 11/01/30	1,140	1,054,226
Bay Area Infra Fin Auth FGIC 5.00%, 8/01/17	4,000	4,028,160
Beaumont Fin Auth AMBAC Series C 5.00%, 9/01/26	405	347,822
Butte-Glenn Comnty Coll Dist (Election 2002) MBIA Series 05B 5.00%, 8/01/25	3,620	3,409,026
California HFA MFHR (Mtg Rev) AMBAC Series 95A 6.25%, 2/01/37	1,235	1,193,603
California Pub Wks Brd (Dept of Hlth Svcs-Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	3,000	2,682,780
Capistrano Uni Sch Dist Sch Fac Impr Dist No 1 FGIC Series 00A 6.00%, 8/01/24	1,550	1,532,749
Capistrano Uni Sch Dist Schl Fac Impr Dist No 1 FSA Series 01B Zero Coupon, 8/01/25	8,000	2,993,280
Chino Redev Agy Spl Tax ETM AMBAC Series 01B 5.25%, 9/01/30	5,090	4,897,751
Coachella Valley Uni Sch Dist AMBAC 5.00%, 9/01/23	2,500	2,309,250
East Palo Alto Pub Fin Auth (Univ Circle Gateway 101) RADIAN Series 05A 5.00%, 10/01/25	680	568,494

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

Insured California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fontana Pub Fin Auth (North Fontana Redev Proj) AMBAC Series 03A 5.50%, 9/01/32	$4,200	$3,996,426
Franklin-McKinley Sch Dist (Prerefunded) FSA Series 02B 5.00%, 8/01/27	700	756,882
Fullerton Redev Agy COP RADIAN 5.00%, 4/01/21	1,025	891,463
Golden St Tobacco Securitization Corp. (Prerefunded) RADIAN Series 03 5.50%, 6/01/43	1,400	1,496,026
Jurupa Uni Sch Dist FGIC Series 04 5.00%, 8/01/22	1,340	1,279,660
Long Beach Fin Auth (Aquarium of the Pacific Proj) AMBAC Series 01 5.25%, 11/01/30	6,500	5,938,985
Los Angeles Dept of Wtr & Pwr (Pwr Sys) MBIA Series 01A 5.00%, 7/01/24	4,900	4,790,436
Murrieta Valley Uni Sch Dist (Election 2002) FSA Series 05B 5.125%, 9/01/29	225	214,330
Norco Redev Agy Tax Alloc Rev (Norco Redev Proj Area No 1) AMBAC Series 05 5.00%, 3/01/26	540	521,154
Orange Cnty COP (Loma Ridge Data Ctr Proj) (Prerefunded) AMBAC 6.00%, 6/01/21	1,000	1,114,220
Poway Redev Agy (Paguay Proj) ETM AMBAC Series 01 5.375%, 12/15/31	5,875	5,382,088
Rancho Cordova COP (City Hall Fac Acq Proj) (Prerefunded) XLCA Series 05 5.00%, 2/01/24	2,645	2,839,434

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Redding Elec Sys Rev MBIA Series 92A 6.223%, 7/01/22 (a)(b)	$1,550	$1,911,894
Riverside Cnty Pub Fin Auth (Tax Alloc Rev) XLCA Series 04 5.00%, 10/01/23	1,955	1,713,792
Riverside Cnty Redev Agy (Jurupa Valley Proj) (Prerefunded) AMBAC Series 01 5.125%, 10/01/35	2,500	2,721,875
Riverside Cnty Redev Agy (Jurupa Valley Proj) ETM (Prerefunded) AMBAC Series 01 5.25%, 10/01/35	5,000	5,461,150
San Diego Uni Sch Dist (Election of 1998) MBIA Series 04E-1 5.00%, 7/01/23	1,000	975,590
Southwestern Comnty Coll Dist MBIA Series 05 5.00%, 8/01/24	1,000	937,550
Stockton Pub Fin Auth RADIAN Series 06A 5.00%, 9/01/17-9/01/21	5,060	4,601,993
Torrance COP (Ref & Pub Impt Proj) AMBAC Series 05B 5.00%, 6/01/24	465	449,836
Univ of California FSA Series 05B 5.00%, 5/15/24	1,400	1,340,122

		76,373,347

Nevada – 3.1%
Henderson Loc Impr Dist FSA Series A 5.00%, 3/01/22	2,660	2,609,114

Total Long-Term Municipal Bonds (cost $82,235,169)		78,982,461

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

Insured California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 2.4%
California – 2.4%
Irvine Ca Asses Dist Frn Dd Series 00 0.60%, 9/02/25(c) (cost $2,000,000)	$2,000	$2,000,000

Total Investments – 96.8% (cost $84,235,169)		80,982,461
Other assets less liabilities – 3.2%		2,666,642

Net Assets – 100.0%		$83,649,103

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Citigroup	$900	1/25/26	SIFMA	*	4.108%		$40,677
Merrill Lynch	3,100	10/21/16	SIFMA	*	4.128%		165,087
Merrill Lynch	700	7/30/26	4.090%		SIFMA	*	(30,854)
Merrill Lynch	1,600	11/15/26	4.377%		SIFMA	*	(129,920)

(a)	Variable rate coupon, rate shown as of October 31, 2008.

(b)	Inverse Floater Security—Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2008, the Portfolio held 94% of net assets in insured bonds (of this amount 19% represents the Portfolio’s holding in pre-refunded insured bonds). 41% and 24% of the Portfolio’s insured bonds were insured by AMBAC and MBIA, respectively.

Glossary:

AMBAC – American Bond Assurance Corporation

COP – Certificate of Participation

ETM – Escrow to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

HFA – Housing Finance Authority

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Group, Inc.

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured California Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2008

	National		Insured National
Assets
Investments in securities, at value (cost $522,563,607 and $141,900,327, respectively)	$474,104,153		$140,696,778
Cash	71,188		197,389
Interest receivable	9,659,718		1,935,615
Receivable for capital stock sold	1,499,573		382,153
Receivable for investment securities sold	130,000		– 0	–
Unrealized appreciation of interest rate swap contracts	105,575		53,254

Total assets	485,570,207		143,265,189

Liabilities
Payable for capital stock redeemed	1,263,860		317,154
Payable for investment securities purchased	1,198,652		– 0	–
Dividends payable	691,487		162,135
Distribution fee payable	169,030		45,238
Advisory fee payable	57,762		52,801
Administrative fee payable	29,707		29,930
Transfer Agent fee payable	13,824		731
Unrealized depreciation of interest rate swap contracts	– 0	–	313,192
Accrued expenses	86,047		51,986

Total liabilities	3,510,369		973,167

Net Assets	$482,059,838		$142,292,022

Composition of Net Assets
Capital stock, at par	$54,166		$14,931
Additional paid-in capital	554,399,570		144,161,759
Undistributed/(distributions in excess of) net investment income	(218,063)		218,343
Accumulated net realized loss on investment transactions	(23,821,560)		(639,524)
Net unrealized depreciation on investments	(48,354,275)		(1,463,487)

	$482,059,838		$142,292,022

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

Statement of Assets & Liabilities

	New York		California
Assets
Investments in securities, at value (cost $484,866,801 and $693,021,338, respectively)	$457,808,782		$668,509,545
Cash	5,941,306		– 0	–
Interest receivable	7,525,089		9,350,086
Receivable for capital stock sold	2,156,433		2,531,659
Unrealized appreciation of interest rate swap contracts	267,346		404,767
Receivable for investment securities sold	– 0	–	130,000

Total assets	473,698,956		680,926,057

Liabilities
Due to custodian	– 0	–	15,215
Payable for capital stock redeemed	2,144,980		3,248,323
Payable for investment securities purchased	1,164,976		1,666,935
Dividends payable	612,241		920,646
Distribution fee payable	175,482		241,662
Unrealized depreciation of interest rate swap contracts	174,628		2,120,821
Advisory fee payable	106,529		203,245
Administrative fee payable	29,684		29,668
Transfer Agent fee payable	12,134		11,353
Accrued expenses	65,617		74,079

Total liabilities	4,486,271		8,531,947

Net Assets	$469,212,685		$672,394,110

Composition of Net Assets
Capital stock, at par	$52,059		$68,299
Additional paid-in capital	507,417,527		714,481,375
Distributions in excess of net investment income	(378,391)		(742,111)
Accumulated net realized loss on investment transactions	(10,913,209)		(15,185,606)
Net unrealized depreciation on investments	(26,965,301)		(26,227,847)

	$469,212,685		$672,394,110

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Insured California
Assets
Investments in securities, at value (cost $84,235,169)	$80,982,461
Cash	3,947,310
Interest receivable	1,065,381
Receivable for capital stock sold	303,848
Unrealized appreciation of interest rate swap contracts	205,764

Total assets	86,504,764

Liabilities
Payable for investment securities purchased	2,002,814
Payable for capital stock redeemed	242,019
Unrealized depreciation of interest rate swap contracts	160,774
Dividends payable	100,553
Advisory fee payable	31,908
Administrative fee payable	30,292
Distribution fee payable	30,037
Transfer Agent fee payable	2,027
Accrued expenses	255,237

Total liabilities	2,855,661

Net Assets	$83,649,103

Composition of Net Assets
Capital stock, at par	$6,743
Additional paid-in capital	86,846,605
Distributions in excess of net investment income	(99,161)
Accumulated net realized gain on investment transactions	102,634
Net unrealized depreciation on investments	(3,207,718)

$83,649,103

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Assets & Liabilities

Net Asset Value Per Share—45,350,000,000 shares of capital stock authorized, $.001 par value

	Net Assets	Shares Outstanding	Net Asset Value
National Portfolio

Class A	$401,886,184	45,150,768	$8.90	*

Class B	$14,988,548	1,685,781	$8.89

Class C	$63,703,512	7,162,706	$8.89

Advisor Class	$1,481,594	166,525	$8.90

Insured National Portfolio

Class A	$125,910,374	13,208,426	$9.53	*

Class B	$3,450,143	362,890	$9.51

Class C	$12,931,505	1,359,550	$9.51

New York Portfolio

Class A	$368,523,952	40,880,203	$9.01	*

Class B	$46,000,156	5,108,869	$9.00

Class C	$49,820,904	5,530,499	$9.01

Advisor Class	$4,867,673	539,927	$9.02

California Portfolio

Class A	$553,120,433	56,181,736	$9.85	*

Class B	$16,412,744	1,667,423	$9.84

Class C	$101,125,760	10,273,814	$9.84

Advisor Class	$1,735,173	176,191	$9.85

Insured California Portfolio

Class A	$68,811,180	5,546,344	$12.41	*

Class B	$1,917,025	154,580	$12.40

Class C	$12,920,898	1,042,139	$12.40

*	The maximum offering price per share for Class A of National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio were $9.30, $9.95, $9.41, $10.29, $12.96, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

National	Insured National
Investment Income
Interest	$24,855,797	$6,939,141

Expenses
Advisory fee (see Note B)	2,243,000	636,370
Distribution fee—Class A	1,241,691	373,832
Distribution fee—Class B	200,377	46,857
Distribution fee—Class C	643,392	121,190
Transfer agency—Class A	230,089	64,660
Transfer agency—Class B	14,674	3,286
Transfer agency—Class C	39,109	6,993
Transfer agency—Advisor Class	137	– 0	–
Custodian	172,984	120,780
Registration fees	110,824	51,041
Administrative	94,932	93,764
Audit	51,500	50,712
Printing	32,515	8,247
Legal	27,717	36,267
Directors’ fees	10,537	9,596
Miscellaneous	15,009	8,859

Total expenses	5,128,487	1,632,454
Less: advisory fee waived (see Note B)	(1,143,603)	(42,674)
Less: expense offset arrangement (see Note B)	(5,334)	(1,427)

Net expenses	3,979,550	1,588,353

Net investment income	20,876,247	5,350,788

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	196,731	(283,547)
Futures contracts	(119,256)	(34,768)
Swap contracts	344,924	37,738
Net change in unrealized appreciation/depreciation of:
Investments	(60,729,249)	(8,232,177)
Swap contracts	(96,468)	(196,248)

Net loss on investment transactions	(60,403,318)	(8,709,002)

Net Decrease in Net Assets from Operations	$(39,527,071)	$(3,358,214)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Operations

	New York	California
Investment Income
Interest	$22,913,296	$37,251,334

Expenses
Advisory fee (see Note B)	2,172,556	3,306,951
Distribution fee—Class A	1,109,636	1,777,470
Distribution fee—Class B	620,900	312,273
Distribution fee—Class C	502,586	1,109,766
Transfer agency—Class A	174,404	211,769
Transfer agency—Class B	39,179	15,417
Transfer agency—Class C	25,514	43,346
Transfer agency—Advisor Class	215	75
Custodian	165,898	208,854
Administrative	94,478	96,522
Audit	50,694	50,213
Legal	29,236	31,318
Printing	24,180	38,247
Registration fees	19,678	20,715
Directors’ fees	10,390	6,625
Miscellaneous	16,084	26,068

Total expenses	5,055,628	7,255,629
Less: advisory fee waived (see Note B)	(1,466,127)	(597,677)
Less: expense offset arrangement (see Note B)	(4,566)	(4,516)

Net expenses	3,584,935	6,653,436

Net investment income	19,328,361	30,597,898

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	209,087	(93,008)
Futures contracts	(125,471)	(197,529)
Swap contracts	390,830	125,686
Net change in unrealized appreciation/depreciation of:
Investments	(42,076,012)	(70,975,923)
Swap contracts	(189,957)	(1,273,841)

Net loss on investment transactions	(41,791,523)	(72,414,615)

Net Decrease in Net Assets from Operations	$(22,463,162)	$(41,816,717)

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

Insured California
Investment Income
Interest	$4,544,579

Expenses
Advisory fee (see Note B)	429,584
Distribution fee—Class A	234,008
Distribution fee—Class B	37,208
Distribution fee—Class C	137,395
Transfer agency—Class A	24,795
Transfer agency—Class B	1,749
Transfer agency—Class C	4,655
Merger related fees	205,000
Custodian	126,322
Administrative	93,579
Audit	53,366
Legal	32,377
Registration fees	15,262
Directors’ fees	9,566
Printing	5,124
Miscellaneous	9,760

Total expenses	1,419,750
Less: expense offset arrangement (see Note B)	(636)

Net expenses	1,419,114

Net investment income	3,125,465

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	62,887
Futures contracts	(27,968)
Swap contracts	104,294
Net change in unrealized appreciation/depreciation of:
Investments	(7,907,621)
Swap contracts	(41,732)

Net loss on investment transactions	(7,810,140)

Net Decrease in Net Assets from Operations	$(4,684,675)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,876,247	$18,822,001
Net realized gain on investment transactions	422,399	1,803,968
Net change in unrealized appreciation/depreciation of investments	(60,825,717)	(10,396,541)

Net increase (decrease) in net assets from operations	(39,527,071)	10,229,428
Dividends to Shareholders from
Net investment income
Class A	(17,862,958)	(15,320,135)
Class B	(724,591)	(1,183,292)
Class C	(2,331,399)	(2,249,586)
Advisor Class	(8,851)	– 0	–
Capital Stock Transactions
Net increase	94,866,571	6,429,782
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	2,177	10,166

Total increase (decrease)	34,413,878	(2,083,637)
Net Assets
Beginning of period	447,645,960	449,729,597

End of period (including distributions in excess of net investment income of ($218,063) and ($203,841), respectively)	$482,059,838	$447,645,960

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	Insured National
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,350,788	$5,476,261
Net realized gain (loss) on investment transactions	(280,577)	768,937
Net change in unrealized appreciation/depreciation of investments	(8,428,425)	(3,006,798)

Net increase (decrease) in net assets from operations	(3,358,214)	3,238,400
Dividends to Shareholders from
Net investment income
Class A	(4,765,462)	(4,771,707)
Class B	(147,037)	(304,144)
Class C	(379,626)	(353,557)
Capital Stock Transactions
Net increase (decrease)	16,778,356	(11,366,252)

Total increase (decrease)	8,128,017	(13,557,260)
Net Assets
Beginning of period	134,164,005	147,721,265

End of period (including undistributed net investment income of $218,343 and $220,718, respectively)	$142,292,022	$134,164,005

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Statement of Changes in Net Assets

New York
Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,328,361	$18,583,548
Net realized gain (loss) on investment transactions	474,446	(9,395)
Net change in unrealized appreciation/depreciation of investments	(42,265,969)	(7,728,392)

Net increase (decrease) in net assets from operations	(22,463,162)	10,845,761
Dividends to Shareholders from
Net investment income
Class A	(15,447,215)	(13,544,965)
Class B	(2,156,261)	(3,376,635)
Class C	(1,748,224)	(1,612,235)
Advisor Class	(27,897)	– 0	–
Capital Stock Transactions
Net increase	33,419,145	2,594,723

Total decrease	(8,423,614)	(5,093,351)
Net Assets
Beginning of period	477,636,299	482,729,650

End of period (including distributions in excess of net investment income of ($378,391) and ($382,862), respectively)	$469,212,685	$477,636,299

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

California
Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,597,898	$31,296,031
Net realized gain (loss) on investment transactions	(164,851)	3,100,022
Net change in unrealized appreciation/depreciation of investments	(72,249,764)	(17,449,810)

Net increase (decrease) in net assets from operations	(41,816,717)	16,946,243
Dividends to Shareholders from
Net investment income
Class A	(25,140,157)	(24,791,280)
Class B	(1,098,220)	(2,221,530)
Class C	(3,930,686)	(4,008,352)
Advisor Class	(9,206)	– 0	–
Capital Stock Transactions
Net decrease	(4,929,015)	(32,416,454)

Total decrease	(76,924,001)	(46,491,373)
Net Assets
Beginning of period	749,318,111	795,809,484

End of period (including distributions in excess of net investment income of ($742,111) and ($738,583), respectively)	$672,394,110	$749,318,111

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Statement of Changes in Net Assets

	Insured California
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,125,465	$3,744,924
Net realized gain on investment transactions	139,213	509,556
Net change in unrealized appreciation/depreciation of investments	(7,949,353)	(2,083,399)

Net increase (decrease) in net assets from operations	(4,684,675)	2,171,081
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,844,832)	(3,061,927)
Class B	(108,184)	(239,472)
Class C	(405,182)	(427,742)
Net realized gain on investment transactions
Class A	(422,083)	(995,859)
Class B	(24,199)	(114,063)
Class C	(70,498)	(179,622)
Capital Stock Transactions
Net decrease	(13,375,386)	(8,265,941)

Total decrease	(21,935,039)	(11,113,545)
Net Assets
Beginning of period	105,584,142	116,697,687

End of period (including distributions in excess of net investment income of ($99,161) and ($88,332), respectively)	$83,649,103	$105,584,142

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers the following classes of shares: Class A, Class B, and Class C. Effective August 6, 2008, National Portfolio, New York Portfolio and California Portfolio also offers Advisor Class Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded;

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

Effective June 16, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolio	Class A	Class B	Class C	Advisor Class(a)
National	.68%	1.38%	1.38%	.38%
Insured National	1.04%	1.74%	1.74%	N/A
New York	.58%	1.28%	1.28%	.28%
California	.77%	1.47%	1.47%	.47%

(a)	Commenced distributions on August 6, 2008.

For the year ended October 31, 2008, such reimbursement waivers amounted to $1,143,603, $42,674, $1,466,127 and $597,677 for National, Insured National, New York and California Portfolios, respectively.

Pursuant to the investment advisory agreement, the Portfolios paid to the Adviser: National Portfolio, $94,932; Insured National Portfolio, $93,764; New York Portfolio, $94,478; California Portfolio, $96,522 and Insured California Portfolio, $93,579 representing the cost of certain legal and accounting services provided to each Portfolio by the Adviser for the year ended October 31, 2008.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $166,436; Insured National Portfolio, $44,687; New York Portfolio, $140,166; California Portfolio, $135,397 and Insured California Portfolio, $19,802 for the year ended October 31, 2008.

For the year ended October 31, 2008, the Portfolios’ expenses were reduced by: National Portfolio, $5,334; Insured National Portfolio, $1,427; New York Portfolio, $4,566; California Portfolio, $4,516 and Insured California Portfolio, $636 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended October 31, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B	Class C
National	$41,671	$24,996		$8,764	$22,700
Insured National	10,671	4,872		36,017	439
New York	43,027	19,304		56,151	13,147
California	35,856	65,171		4,284	7,287
Insured California	4,440	– 0	–	621	432

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,777,548	$5,147,313
Insured National	3,545,321	2,104,082
New York	6,788,906	3,122,906
California	6,626,217	6,177,645
Insured California	3,040,244	2,076,803

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2008, were as follows:

Portfolio	Purchases	Sales
National	$219,309,055	$112,555,436
Insured National	48,725,166	38,180,232
New York	80,093,779	47,327,707
California	18,975,492	17,625,344
Insured California	1,890,000	18,277,066

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2008.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
National	$522,925,312	$3,038,944	$(51,860,103)	$(48,821,159)
Insured National	141,900,327	4,075,814	(5,279,363)	(1,203,549)
New York	485,034,378	6,031,782	(33,257,378)	(27,225,596)
California	693,292,914	22,131,209	(46,914,578)	(24,783,369)
Insured California	84,235,169	1,610,493	(4,863,200)	(3,252,707)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE E

Capital Stock

The Fund has allocated 9,100,000,000 of authorized shares each to the National Portfolio and Insured National Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares and 9,050,000,000 each of authorized shares to the New York Portfolio, California Portfolio and Insured California Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

National Portfolio*
Class A
Shares sold	16,205,028	5,004,964	$158,987,627	$50,536,910

Shares issued in reinvestment of dividends	1,091,999	840,876	10,565,102	8,498,439

Shares converted from Class B	779,312	1,002,435	7,573,059	10,120,115

Shares redeemed	(8,998,669)	(5,008,770)	(86,518,392)	(50,622,785)

Net increase	9,077,670	1,839,505	$90,607,396	$18,532,679

Class B
Shares sold	393,900	416,933	$3,815,329	$4,216,929

Shares issued in reinvestment of dividends	42,131	68,094	409,237	688,262

Shares converted to Class A	(780,177)	(1,003,487)	(7,573,059)	(10,120,115)

Shares redeemed	(499,333)	(615,715)	(4,868,688)	(6,221,228)

Net decrease	(843,479)	(1,134,175)	$(8,217,181)	$(11,436,152)

Class C
Shares sold	2,191,949	785,190	$21,271,823	$7,918,699

Shares issued in reinvestment of dividends	153,205	131,224	1,480,232	1,325,544

Shares redeemed	(1,232,242)	(981,470)	(11,857,316)	(9,910,988)

Net increase (decrease)	1,112,912	(65,056)	$10,894,739	$(666,745)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

	Shares	Amount
	August 6, 2008(a) to, October 31, 2008	August 6, 2008(a) to, October 31, 2008

National Portfolio*
Advisor Class
Shares sold	188,177	$1,770,250

Shares issued in reinvestment of dividends	418	3,606

Shares redeemed	(22,070)	(192,239)

Net increase	166,525	$1,581,617

*	For the year ended October 31, 2008 and the year ended October 31, 2007, the Portfolio received $2,177 and $10,166, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

(a)	Commencement of distributions.

	Shares		Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

Insured National Portfolio
Class A
Shares sold	2,972,228	1,252,074	$29,588,596	$12,733,841

Shares issued in reinvestment of dividends	257,086	245,756	2,554,204	2,500,018

Shares converted from Class B	261,170	332,456	2,612,521	3,375,982

Shares redeemed	(1,833,538)	(2,442,457)	(18,013,006)	(24,863,214)

Net increase (decrease)	1,656,946	(612,171)	$16,742,315	$(6,253,373)

Class B
Shares sold	100,754	37,415	$986,942	$377,209

Shares issued in reinvestment of dividends	9,288	18,370	92,412	186,543

Shares converted to Class A	(261,803)	(333,225)	(2,612,521)	(3,375,982)

Shares redeemed	(124,603)	(203,372)	(1,229,254)	(2,064,993)

Net decrease	(276,364)	(480,812)	$(2,762,421)	$(4,877,223)

Class C
Shares sold	504,749	103,621	$4,985,073	$1,048,501

Shares issued in reinvestment of dividends	22,133	18,632	219,361	189,120

Shares redeemed	(244,545)	(145,142)	(2,405,972)	(1,473,277)

Net increase (decrease)	282,337	(22,889)	$2,798,462	$(235,656)

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

New York Portfolio Class A
Shares sold	12,260,226	6,738,125	$117,112,741	$66,529,207

Shares issued in reinvestment of dividends	1,020,541	876,434	9,806,687	8,645,281

Shares converted from Class B	2,018,828	2,763,070	19,419,284	27,170,644

Shares redeemed	(10,790,751)	(6,161,717)	(102,506,647)	(60,671,945)

Net increase	4,508,844	4,215,912	$43,832,065	$41,673,187

Class B
Shares sold	806,336	708,353	$7,793,419	$6,995,261

Shares issued in reinvestment of dividends	163,236	241,916	1,570,916	2,385,924

Shares converted to Class A	(2,021,087)	(2,767,069)	(19,419,284)	(27,170,644)

Shares redeemed	(1,423,036)	(2,061,311)	(13,556,046)	(20,327,480)

Net decrease	(2,474,551)	(3,878,111)	$(23,610,995)	$(38,116,939)

Class C
Shares sold	1,620,867	685,977	$15,701,073	$6,764,276

Shares issued in reinvestment of dividends	120,006	109,373	1,150,690	1,078,464

Shares redeemed	(931,475)	(894,394)	(8,819,449)	(8,804,265)

Net increase (decrease)	809,398	(99,044)	$8,032,314	$(961,525)

	August 6, 2008(a) to October 31, 2008		August 6, 2008(a) to October 31, 2008

Advisor Class
Shares sold	542,369		$5,187,845

Shares issued in reinvestment of dividends	2,395		20,733

Shares redeemed	(4,837)		(42,816)

Net increase	539,927		$5,165,762

(a)	Commencement of distributions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

California Portfolio
Class A
Shares sold	8,482,348	5,179,042	$90,030,429	$56,853,929

Shares issued in reinvestment of dividends	1,248,043	1,156,653	13,175,678	12,655,065

Shares converted from Class B	2,000,493	2,389,111	21,094,107	26,123,609

Shares redeemed	(10,160,080)	(7,776,383)	(106,552,264)	(84,977,233)

Net increase	1,570,804	948,423	$17,747,950	$10,655,370

Class B
Shares sold	155,794	186,531	$1,657,194	$2,042,124

Shares issued in reinvestment of dividends	66,847	126,875	709,808	1,389,916

Shares converted to Class A	(2,000,838)	(2,390,298)	(21,094,107)	(26,123,609)

Shares redeemed	(561,937)	(1,227,148)	(5,967,182)	(13,430,443)

Net decrease	(2,340,134)	(3,304,040)	$(24,694,287)	$(36,122,012)

Class C
Shares sold	1,384,009	659,274	$14,741,457	$7,227,021

Shares issued in reinvestment of dividends	203,328	193,698	2,145,714	2,119,210

Shares redeemed	(1,584,415)	(1,488,656)	(16,700,404)	(16,296,043)

Net increase (decrease)	2,922	(635,684)	$186,767	$(6,949,812)

	August 6, 2008(a) to, October 31, 2008		August 6, 2008(a) to, October 31, 2008

Advisor Class
Shares sold	177,499		$1,843,959

Shares issued in reinvestment of dividends	436		4,155

Shares redeemed	(1,744)		(17,559)

Net increase	176,191		$1,830,555

(a)	Commencement of distributions.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

Insured California Portfolio
Class A
Shares sold	426,516	260,519	$5,683,672	$3,569,049

Shares issued in reinvestment of dividends and distributions	131,179	160,099	1,741,746	2,199,313

Shares converted from Class B	181,742	209,597	2,415,290	2,861,292

Shares redeemed	(1,455,944)	(781,504)	(19,237,739)	(10,688,596)

Net decrease	(716,507)	(151,289)	$(9,397,031)	$(2,058,942)

Class B
Shares sold	14,314	7,286	$193,207	$100,332

Shares issued in reinvestment of dividends and distributions	7,252	19,125	96,870	262,969

Shares converted to Class A	(181,832)	(209,661)	(2,415,290)	(2,861,292)

Shares redeemed	(129,583)	(161,958)	(1,726,752)	(2,227,167)

Net decrease	(289,849)	(345,208)	$(3,851,965)	$(4,725,158)

Class C
Shares sold	69,480	50,367	$929,349	$686,914

Shares issued in reinvestment of dividends and distributions	20,866	24,002	276,717	329,546

Shares redeemed	(99,590)	(183,564)	(1,332,456)	(2,498,301)

Net decrease	(9,244)	(109,195)	$(126,390)	$(1,481,841)

NOTE F

Risks Involved in Investing in the Fund

Concentration of Credit Risk—Certain Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Adviser gives consideration to both the insurer and the credit quality of the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

underlying issuer. The purpose of the insurance is to reduce the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund is diversified by bond insurer, reducing the exposure to any single insurer. In addition, the Adviser believes that the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

National	2008	2007
Distributions paid from:
Ordinary income	$101,705	$65,962
Tax-exempt income	20,826,094	18,687,051

Total distributions paid	$20,927,799	$18,753,013

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$474,538
Accumulated capital and other losses	(23,459,855	)(a)
Unrealized appreciation/(depreciation)	(48,717,094	)(b)

Total accumulated earnings/(deficit)	$(71,702,411	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $23,459,855 of which $12,984,821 expires in the year 2010, and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2008, the Portfolio utilized capital loss carryforwards of $384,073. The Portfolio had $18,424,664 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryover expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

Insured National	2008	2007
Distributions paid from:
Ordinary income	$38,113	$27,021
Tax-exempt income	5,254,012	5,402,387

Total distributions paid	$5,292,125	$5,429,408

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$375,779
Accumulated capital and other losses	(639,523	)(a)
Unrealized appreciation/(depreciation)	(1,458,788	)(b)

Total accumulated earnings/(deficit)	$(1,722,532	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $639,523 of which $419,984 expires in the year 2010, and $219,539 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Portfolio had $1,312,177 of capital loss carryforwards expire in the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryforward expiration resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

New York	2008	2007
Distributions paid from:
Ordinary income	$125,341	$61,877
Tax-exempt income	19,254,256	18,471,958

Total distributions paid	$19,379,597	$18,533,835

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$216,232
Accumulated capital and other losses	(10,745,632	)(a)
Unrealized appreciation/(depreciation)	(27,115,260	)(b)

Total accumulated earnings/(deficit)	$(37,644,660	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $10,745,632 of which $6,973,404 expires in the year 2009, $3,771,908 expires in the year 2011, and $320 expires in the year 2015. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2008, the Portfolio utilized capital loss carryforwards of $418,739. The Portfolio had $1,104,836 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

California	2008	2007
Distributions paid from:
Ordinary income	$259,921	$167,610
Tax-exempt income	29,918,348	30,853,552

Total distributions paid	$30,178,269	$31,021,162

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income	$135,306
Accumulated capital and other losses	(14,914,027	)(a)
Unrealized appreciation/(depreciation)	(26,456,194	)(b)

Total accumulated earnings/(deficit)	$(41,234,915	)(c)

(a)

On October 31, 2008, the Portfolio had a net capital loss carryforward of $14,914,027, of which $10,406,492 expires in the year 2009, and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2008 the Portfolio utilized capital loss carryforwards of $256,698. The Portfolio had $3,455,567 of capital loss carryforwards expire in the fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income and capital loss carryforward expiration resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Insured California	2008	2007
Distributions paid from:
Ordinary income	$256,915	$30,236
Tax-exempt income	3,101,283	3,698,905
Long-term capital gains	516,780	1,289,544

Total distributions paid	$3,874,978	$5,018,685

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$16,295
Undistributed long-term capital gains	86,339
Unrealized appreciation/(depreciation)	(3,206,326	)(a)

Total accumulated earnings/(deficit)	$(3,103,692	)(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between the book and tax treatment of swap income.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, and taxable overdistribution resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

NOTE K

Subsequent Events

On December 1, 2008, Insured National Portfolio was renamed National Portfolio II and Insured California Portfolio was renamed California Portfolio II.

At a Special Meeting of Shareholders held on December 12, 2008, the shareholders of California Portfolio II approved the acquisition of California Portfolio II by California Portfolio. The acquisition is expected to occur in early 2009.

Effective January 1, 2009, new fee waivers and/or expense reimbursements will be implemented for National Portfolio, New York Portfolio and California Portfolio. Under the new arrangement, the Adviser has contractually agreed to waive its fees and bear certain expenses so that total operating expenses of the Portfolios do not exceed .75% for Class A shares, 1.45% for Class B shares, 1.45% for Class C shares and .45% for Advisor Class shares. This represents a decrease in the fee waivers and/or expense reimbursements for National Portfolio and New York Portfolio, which currently limit operating expenses to, respectively, .68%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

for Class A shares, 1.38% for Class B and Class C and .38% for Advisor Class shares and .58% for Class A shares, 1.28% for Class B and C shares and ..28% for Advisor Class shares and an increase in the fee waiver and/or expense reimbursement for California Portfolio, which currently limit operating expense to .77% for Class A shares 1.47% for Class B and C shares and .47% for Advisor Class shares. This contractual agreement extends through the end of the Portfolios’ fiscal year and may be extended by the Adviser for additional one-year terms.

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	National Portfolio
	Class A
	Year Ended October 31,
	2008	2007	2006		2005		2004(a)

Net asset value, beginning of period	$ 10.03	$ 10.22	$ 10.05		$ 10.13		$ 9.96

Income From Investment Operations
Net investment income(b)(c)	.42	.44	.46		.47		.50
Net realized and unrealized gain (loss) on investment transactions	(1.13)	(.19)	.17		(.07)		.17

Net increase (decrease) in net asset value from operations	(.71)	.25	.63		.40		.67

Less: Dividends
Dividends from net investment income	(.42)	(.44)	(.46)		(.48)		(.50)

Net asset value, end of period	$ 8.90	$ 10.03	$ 10.22		$ 10.05		$ 10.13

Total Return
Total investment return based on net asset value(d)	(7.32)%	2.52%	6.43%		3.95%		6.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$401,886	$361,701	$349,884		$337,201		$344,557
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	.68%	.68%	.68	%(e)	.68%		.68%
Expenses, before fee waivers	.91%	.92%	1.01	%(e)	.93	%(f)	1.08%
Expenses, before waivers, excluding interest expense	.91%	.92%	.92%		.93%		1.08%
Net investment income(b)	4.31%	4.38%	4.56	%(e)	4.65%		4.94%
Portfolio turnover rate	24%	15%	22%		25%		47%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	National Portfolio
	Class B
	Year Ended October 31,
	2008	2007	2006		2005		2004(a)

Net asset value, beginning of period	$ 10.02	$ 10.21	$ 10.04		$ 10.12		$ 9.95

Income From Investment Operations
Net investment income(b)(c)	.35	.37	.39		.40		.43
Net realized and unrealized gain (loss) on investment transactions	(1.13)	(.19)	.17		(.07)		.17

Net increase (decrease) in net asset value from operations	(.78)	.18	.56		.33		.60

Less: Dividends
Dividends from net investment income	(.35)	(.37)	(.39)		(.41)		(.43)

Net asset value, end of period	$ 8.89	$ 10.02	$ 10.21		$ 10.04		$ 10.12

Total Return
Total investment return based on net asset value(d)	(7.97)%	1.81%	5.70%		3.25%		6.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,988	$25,332	$37,399		$49,801		$72,264
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.38%	1.38%	1.38	%(e)	1.38%		1.39%
Expenses, before fee waivers	1.63%	1.63%	1.73	%(e)	1.64	%(f)	1.79%
Expenses, before waivers, excluding interest expense	1.63%	1.63%	1.64%		1.64%		1.79%
Net investment income(b)	3.61%	3.69%	3.89	%(e)	3.96%		4.24%
Portfolio turnover rate	24%	15%	22%		25%		47%

See footnote summary on pages 125-126.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	National Portfolio
	Class C
	Year Ended October 31,
	2008	2007	2006		2005		2004(a)

Net asset value, beginning of period	$ 10.02	$ 10.21	$ 10.05		$ 10.13		$ 9.95

Income From Investment Operations
Net investment income(b)(c)	.35	.37	.39		.40		.43
Net realized and unrealized gain (loss) on investment transactions	(1.13)	(.19)	.16		(.07)		.18

Net increase (decrease) in net asset value from operations	(.78)	.18	.55		.33		.61

Less: Dividends
Dividends from net investment income	(.35)	(.37)	(.39)		(.41)		(.43)

Net asset value, end of period	$ 8.89	$ 10.02	$ 10.21		$ 10.05		$ 10.13

Total Return
Total investment return based on net asset value(d)	(7.98)%	1.81%	5.59%		3.24%		6.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,704	$60,613	$62,447		$61,622		$68,769
Ratio to average net assets of:
Expenses, net of fee waivers and interest expense	1.38%	1.38%	1.38	%(e)	1.38%		1.38%
Expenses, before fee waivers	1.61%	1.62%	1.72	%(e)	1.64	%(f)	1.78%
Expenses, before waivers, excluding interest expense	1.61%	1.62%	1.63%		1.64%		1.78%
Net investment income(b)	3.61%	3.68%	3.87	%(e)	3.96%		4.24%
Portfolio turnover rate	24%	15%	22%		25%		47%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	National Portfolio
	Advisor Class
	August 6, 2008 to October 31, 2008(g)
Net asset value, beginning of period	$ 9.66

Income From Investment Operations
Net investment income(b)(c)	.09
Net realized and unrealized loss on investment transactions	(.74)

Net decrease in net asset value from operations	(.65)

Less: Dividends
Dividends from net investment income	(.11)

Net asset value, end of period	$ 8.90

Total Return
Total investment return based on net asset value(d)	(6.79)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,482
Ratio to average net assets of:
Expenses, net of fee waivers	.38	%(h)
Expenses, before fee waivers	.69	%(h)
Net investment income(b)	5.19	%(h)
Portfolio turnover rate	24%

See footnote summary on pages 125-126.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Insured National Portfolio
	Class A
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.11	$ 10.27	$ 10.18		$ 10.29	$ 10.11

Income From Investment Operations
Net investment income(b)(c)	.39	.41	.41		.42	.44
Net realized and unrealized gain (loss) on investment transactions	(.59)	(.17)	.09		(.11)	.20

Net increase (decrease) in net asset value from operations	(.20)	.24	.50		.31	.64

Less: Dividends
Dividends from net investment income	(.38)	(.40)	(.41)		(.42)	(.46)

Net asset value, end of period	$ 9.53	$ 10.11	$ 10.27		$ 10.18	$ 10.29

Total Return
Total investment return based on net asset value(d)	(2.05)%	2.42%	4.98%		3.05%	6.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,910	$116,843	$124,967		$124,957	$129,888
Ratio to average net assets of:
Expenses, net of fee waivers	1.04%	1.04%	1.04	%(e)	1.04%	1.03%
Expenses, before fee waivers	1.07%	1.06%	1.04	%(e)	1.04%	1.18%
Net investment income(b)	3.87%	4.00%	4.00	%(e)	4.07%	4.28%
Portfolio turnover rate	29%	12%	10%		17%	12%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Insured National Portfolio
	Class B
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.09	$ 10.25	$ 10.15		$ 10.26	$ 10.09

Income From Investment Operations
Net investment income(b)(c)	.31	.34	.34		.35	.36
Net realized and unrealized gain (loss) on investment transactions	(.58)	(.17)	.10		(.11)	.19

Net increase (decrease) in net asset value from operations	(.27)	.17	.44		.24	.55

Less: Dividends
Dividends from net investment income	(.31)	(.33)	(.34)		(.35)	(.38)

Net asset value, end of period	$ 9.51	$ 10.09	$ 10.25		$ 10.15	$ 10.26

Total Return
Total investment return based on net asset value(d)	(2.72)%	1.72%	4.36%		2.34%	5.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,450	$6,449	$11,477		$16,375	$22,968
Ratio to average net assets of:
Expenses, net of fee waivers	1.74%	1.74%	1.74	%(e)	1.74%	1.74%
Expenses, before fee waivers	1.79%	1.77%	1.75	%(e)	1.75%	1.89%
Net investment income(b)	3.17%	3.31%	3.32	%(e)	3.39%	3.58%
Portfolio turnover rate	29%	12%	10%		17%	12%

See footnote summary on pages 125-126.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Insured National Portfolio
	Class C
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.09	$ 10.25	$ 10.16		$ 10.27	$ 10.09

Income From Investment Operations
Net investment income(b)(c)	.32	.34	.34		.35	.37
Net realized and unrealized gain (loss) on investment transactions	(.59)	(.17)	.09		(.11)	.19

Net increase (decrease) in net asset value from operations	(.27)	.17	.43		.24	.56

Less: Dividends
Dividends from net investment income	(.31)	(.33)	(.34)		(.35)	(.38)

Net asset value, end of period	$ 9.51	$ 10.09	$ 10.25		$ 10.16	$ 10.27

Total Return
Total investment return based on net asset value(d)	(2.74)%	1.71%	4.26%		2.34%	5.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,932	$10,872	$11,277		$11,732	$12,198
Ratio to average net assets of:
Expenses, net of fee waivers	1.74%	1.74%	1.74	%(e)	1.74%	1.73%
Expenses, before fee waivers	1.78%	1.77%	1.74	%(e)	1.75%	1.88%
Net investment income(b)	3.17%	3.31%	3.31	%(e)	3.38%	3.59%
Portfolio turnover rate	29%	12%	10%		17%	12%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.82	$ 9.97	$ 9.81		$ 9.93	$ 9.79

Income From Investment Operations
Net investment income(b)(c)	.40	.41	.42		.46	.48
Net realized and unrealized gain (loss) on investment transactions	(.81)	(.15)	.16		(.12)	.15

Net increase (decrease) in net asset value from operations	(.41)	.26	.58		.34	.63

Less: Dividends
Dividends from net investment income	(.40)	(.41)	(.42)		(.46)	(.49)

Net asset value, end of period	$ 9.01	$ 9.82	$ 9.97		$ 9.81	$ 9.93

Total Return
Total investment return based on net asset value(d)	(4.31)%	2.62%	6.06%		3.46%	6.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$368,524	$356,989	$320,580		$294,005	$280,213
Ratio to average net assets of:
Expenses, net of fee waivers	.58%	.58%	.58	%(e)	.58%	.59%
Expenses, before fee waivers	.88%	.90%	.89	%(e)	.91%	1.05%
Net investment income(b)	4.17%	4.12%	4.27	%(e)	4.62%	4.93%
Portfolio turnover rate	10%	5%	39%		19%	33%

See footnote summary on pages 125-126.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.80	$ 9.96	$ 9.80		$ 9.92	$ 9.78

Income From Investment Operations
Net investment income(b)(c)	.33	.34	.35		.39	.41
Net realized and unrealized gain (loss) on investment transactions	(.79)	(.16)	.16		(.12)	.15

Net increase (decrease) in net asset value from operations	(.46)	.18	.51		.27	.56

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.35)		(.39)	(.42)

Net asset value, end of period	$ 9.00	$ 9.80	$ 9.96		$ 9.80	$ 9.92

Total Return
Total investment return based on net asset value(d)	(4.88)%	1.82%	5.33%		2.75%	5.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,000	$74,342	$114,128		$133,746	$151,474
Ratio to average net assets of:
Expenses, net of fee waivers	1.28%	1.28%	1.28	%(e)	1.28%	1.30%
Expenses, before fee waivers	1.60%	1.61%	1.60	%(e)	1.62%	1.76%
Net investment income(b)	3.46%	3.42%	3.59	%(e)	3.93%	4.22%
Portfolio turnover rate	10%	5%	39%		19%	33%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.81	$ 9.96	$ 9.80		$ 9.92	$ 9.78

Income From Investment Operations
Net investment income(b)(c)	.33	.34	.35		.39	.41
Net realized and unrealized gain (loss) on investment transactions	(.79)	(.15)	.16		(.12)	.15

Net increase (decrease) in net asset value from operations	(.46)	.19	.51		.27	.56

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.35)		(.39)	(.42)

Net asset value, end of period	$ 9.01	$ 9.81	$ 9.96		$ 9.80	$ 9.92

Total Return
Total investment return based on net asset value(d)	(4.88)%	1.91%	5.32%		2.74%	5.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,821	$46,305	$48,022		$45,956	$45,121
Ratio to average net assets of:
Expenses, net of fee waivers	1.28%	1.28%	1.28	%(e)	1.28%	1.29%
Expenses, before fee waivers	1.58%	1.60%	1.60	%(e)	1.61%	1.75%
Net investment income(b)	3.47%	3.43%	3.58	%(e)	3.92%	4.23%
Portfolio turnover rate	10%	5%	39%		19%	33%

See footnote summary on pages 125-126.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	New York Portfolio
	Advisor Class
	August 6, 2008 to October 31, 2008(g)
Net asset value, beginning of period	$ 9.60

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized loss on investment transactions	(.56)

Net decrease in net asset value from operations	(.48)

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 9.02

Total Return
Total investment return based on net asset value(d)	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,868
Ratio to average net assets of:
Expenses, net of fee waivers	.28	%(h)
Expenses, before fee waivers	.49	%(h)
Net investment income(b)	4.95	%(h)
Portfolio turnover rate	10%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class A
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.88	$ 11.07	$ 10.86		$ 10.93	$ 10.63

Income From Investment Operations
Net investment income(b)(c)	.46	.46	.47		.48	.51
Net realized and unrealized gain (loss) on investment transactions	(1.04)	(.20)	.21		(.07)	.30

Net increase (decrease) in net asset value from operations	(.58)	.26	.68		.41	.81

Less: Dividends
Dividends from net investment income	(.45)	(.45)	(.47)		(.48)	(.51)

Net asset value, end of period	$ 9.85	$ 10.88	$ 11.07		$ 10.86	$ 10.93

Total Return
Total investment return based on net asset value(d)	(5.52)%	2.45%	6.42%		3.78%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$553,120	$594,039	$594,150		$590,042	$587,874
Ratio to average net assets of:
Expenses, net of fee waivers	.77%	.77%	.77	%(e)	.77%	.78%
Expenses, before fee waivers	.85%	.85%	.85	%(e)	.86%	1.01%
Net investment income(b)	4.30%	4.19%	4.33	%(e)	4.36%	4.75%
Portfolio turnover rate	2%	21%	10%		17%	34%

See footnote summary on pages 125-126.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class B
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.87	$ 11.07	$ 10.86		$ 10.93	$ 10.63

Income From Investment Operations
Net investment income(b)(c)	.38	.38	.40		.40	.44
Net realized and unrealized gain (loss) on investment transactions	(1.03)	(.20)	.21		(.07)	.30

Net increase (decrease) in net asset value from operations	(.65)	.18	.61		.33	.74

Less: Dividends
Dividends from net investment income	(.38)	(.38)	(.40)		(.40)	(.44)

Net asset value, end of period	$ 9.84	$ 10.87	$ 11.07		$ 10.86	$ 10.93

Total Return
Total investment return based on net asset value(d)	(6.18)%	1.65%	5.69%		3.06%	7.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,413	$43,581	$80,928		$122,128	$175,215
Ratio to average net assets of:
Expenses, net of fee waivers	1.47%	1.47%	1.47	%(e)	1.47%	1.48%
Expenses, before fee waivers	1.56%	1.56%	1.56	%(e)	1.56%	1.71%
Net investment income(b)	3.57%	3.48%	3.64	%(e)	3.66%	4.05%
Portfolio turnover rate	2%	21%	10%		17%	34%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Portfolio
	Class C
	Year Ended October 31,
	2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.88	$ 11.07	$ 10.86		$ 10.93	$ 10.63

Income From Investment Operations
Net investment income(b)(c)	.38	.38	.40		.40	.44
Net realized and unrealized gain (loss) on investment transactions	(1.04)	(.19)	.21		(.07)	.30

Net increase (decrease) in net asset value from operations	(.66)	.19	.61		.33	.74

Less: Dividends
Dividends from net investment income	(.38)	(.38)	(.40)		(.40)	(.44)

Net asset value, end of period	$ 9.84	$ 10.88	$ 11.07		$ 10.86	$ 10.93

Total Return
Total investment return based on net asset value(d)	(6.28)%	1.73%	5.69%		3.06%	7.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,126	$111,697	$120,731		$125,067	$141,031
Ratio to average net assets of:
Expenses, net of fee waivers	1.47%	1.47%	1.47	%(e)	1.47%	1.48%
Expenses, before fee waivers	1.55%	1.55%	1.56	%(e)	1.56%	1.71%
Net investment income(b)	3.60%	3.49%	3.64	%(e)	3.66%	4.05%
Portfolio turnover rate	2%	21%	10%		17%	34%

See footnote summary on pages 125-126.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

	California Portfolio
	Advisor Class
	August 6, 2008 to October 31, 2008(g)
Net asset value, beginning of period	$ 10.51

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized loss on investment transactions	(.63)

Net decrease in net asset value from operations	(.55)

Less: Dividends
Dividends from net investment income	(.11)

Net asset value, end of period	$ 9.85

Total Return
Total investment return based on net asset value(d)	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,735
Ratio to average net assets of:
Expenses, net of fee waivers	.47	%(h)
Expenses, before fee waivers	.55	%(h)
Net investment income(b)	4.98	%(h)
Portfolio turnover rate	2%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Insured California Portfolio
Class A
Year Ended October 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.61	$ 13.95	$ 14.01	$ 14.21	$ 14.03

Income From Investment Operations
Net investment income(c)	.45	.48	.53	.57	.61	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.10)	(.18)	.17	(.20)	.18

Net increase (decrease) in net asset value from operations	(.65)	.30	.70	.37	.79

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.48)	(.53)	(.57)	(.61)
Distributions from net realized gain on investment transactions	(.07)	(.16)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.55)	(.64)	(.76)	(.57)	(.61)

Net asset value, end of period	$ 12.41	$ 13.61	$ 13.95	$ 14.01	$ 14.21

Total Return
Total investment return based on net asset value(d)	(4.93)%	2.17%	5.19%	2.60%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,811	$85,238	$89,501	$97,079	$103,414
Ratio to average net assets of:
Expenses, net of fee waivers	1.36%	1.08%	1.03	%(e)	1.02%	1.00%
Expenses, before fee waivers	1.36%	1.08%	1.03	%(e)	1.02%	1.07%
Net investment income	3.40%	3.52%	3.85	%(e)	3.99%	4.29	%(b)
Portfolio turnover rate	2%	18%	26%	37%	5%

See footnote summary on pages 125-126.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Insured California Portfolio
Class B
Year Ended October 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.60	$ 13.95	$ 14.01	$ 14.20	$ 14.02

Income From Investment Operations
Net investment income(c)	.36	.38	.44	.47	.50	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.10)	(.19)	.16	(.19)	.19

Net increase (decrease) in net asset value from operations	(.74)	.19	.60	.28	.69

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.38)	(.43)	(.47)	(.51)
Distributions from net realized gain on investment transactions	(.07)	(.16)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.54)	(.66)	(.47)	(.51)

Net asset value, end of period	$ 12.40	$ 13.60	$ 13.95	$ 14.01	$ 14.20

Total Return
Total investment return based on net asset value(d)	(5.61)%	1.38%	4.45%	1.96%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,917	$6,046	$11,013	$15,626	$21,559
Ratio to average net assets of:
Expenses, net of fee waivers	2.01%	1.79%	1.74	%(e)	1.73%	1.71%
Expenses, before fee waivers	2.01%	1.79%	1.74	%(e)	1.73%	1.77%
Net investment income	2.74%	2.81%	3.15	%(e)	3.29%	3.58	%(b)
Portfolio turnover rate	2%	18%	26%	37%	5%

See footnote summary on pages 125-126.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Insured California Portfolio
Class C
Year Ended October 31,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 13.60	$ 13.94	$ 14.00	$ 14.20	$ 14.02

Income From Investment Operations
Net investment income(c)	.36	.39	.43	.47	.51	(b)
Net realized and unrealized gain (loss) on investment transactions	(1.10)	(.19)	.17	(.20)	.18

Net increase (decrease) in net asset value from operations	(.74)	.20	.60	.27	.69

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.38)	(.43)	(.47)	(.51)
Distributions from net realized gain on investment transactions	(.07)	(.16)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.54)	(.66)	(.47)	(.51)

Net asset value, end of period	$ 12.40	$ 13.60	$ 13.94	$ 14.00	$ 14.20

Total Return
Total investment return based on net asset value(d)	(5.61)%	1.46%	4.46%	1.88%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,921	$14,300	$16,184	$18,204	$19,603
Ratio to average net assets of:
Expenses, net of fee waivers	2.07%	1.78%	1.73	%(e)	1.73%	1.70%
Expenses, before fee waivers	2.07%	1.78%	1.73	%(e)	1.73%	1.77%
Net investment income	2.70%	2.82%	3.15	%(e)	3.29%	3.59	%(b)
Portfolio turnover rate	2%	18%	26%	37%	5%

See footnote summary on pages 125-126.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effects of these changes for the year ended October 31, 2004 were as follows:

	Investment Income Per Share*	Realized and Unrealized Gain (Loss) on Investment Transactions Per Share*	Ratio of Net Investment Income to Average Net Assets
National Portfolio
Class A	$.00	$.00	.01%
Class B	.00	.00	.01%
Class C	.00	.00	.01%
Insured National Portfolio
Class A	.00	.00	.01%
Class B	.00	.00	.01%
Class C	.00	.00	.01%
New York Portfolio
Class A	.00	.00	.05%
Class B	.00	.00	.05%
Class C	.00	.00	.05%
California Portfolio
Class A	.00	.00	.00%†
Class B	.00	.00	.00%†
Class C	.00	.00	.00%†
Insured California Portfolio
Class A	.00	.00	.00%†
Class B	.00	.00	.00%†
Class C	.00	.00	.00%†

*	Per share amounts less than $0.01

†	Amount is less than .01%

(b)	Net of fees waived by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to cost of proxy solicitation.

(f)	During 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the National Portfolio has restated the expense ratios (see table next page) for the year ended October 31, 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings. The effects of the restatement have no effect on the previously reported net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

	Class A		Class B		Class C
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Ratio to average net assets of:
Expenses, before fee waivers	.93%	1.14%	1.64%	1.85%	1.64%	1.85%
Expense, before waivers excluding interest expense	N/A	.94%	N/A	1.65%	N/A	1.65%

(g)	Commencement of distributions

(h)	Annualized

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert B. (Guy) Davidson, III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,+ Chairman of the Board 76 (1998)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. (Guy) Davidson, III 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Douglas J. Peebles 43	Senior Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 42	Senior Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Michael G. Brooks 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Fred S. Cohen 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Terrance T. Hults 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Thomas R. Manley 57	Controller	Vice President of the Adviser**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund, Inc. (the “Fund”), in respect of the following Portfolios: 2

California Portfolio

Insured California Portfolio

Insured National Portfolio

National Portfolio

New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.
2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee	Fund
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Municipal Income Fund, Inc.

The Portfolios’ net assets on September 30, 2008 are set forth below:

Portfolio	Net Assets ($MM)
California Portfolio	$704.2
Insured California Portfolio	$87.8
Insured National Portfolio	$142.8
National Portfolio	$501.4
New York Portfolio	$485.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$47,000	0.01%
Insured California Portfolio	$49,000	0.08%
Insured National Portfolio	$47,000	0.07%
National Portfolio	$49,000	0.02%
New York Portfolio	$50,000	0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

year upon at least 60 days written notice. In addition, set forth below are the Portfolios’ gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
California Portfolio[4]	Advisor Class A Class B Class C	0.47 0.77 1.47 1.47	% % % %	0.51 0.86 1.57 1.56	%[5] % % %	October 31

Insured National Portfolio	Class A Class B Class C	1.04 1.74 1.74	% % %	1.08 1.80 1.79	% % %	October 31

National Portfolio[4]	Advisor Class A Class B Class C	0.38 0.68 1.38 1.38	% % % %	0.56 0.92 1.64 1.63	%[5] % % %	October 31

New York Portfolio[4]	Advisor Class A Class B Class C	0.28 0.58 1.28 1.28	% % % %	0.59 0.90 1.62 1.61	%[5] % % %	October 31

Set forth below are annualized total expense ratios of Insured California Portfolio, which does not have an expense limitation undertaking:

Portfolio	Total Expense Ratios			Fiscal Year End
Insured California Portfolio	Class A Class B Class C	1.08 1.79 1.78	% % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of

4	Effective January 1, 2009, the expense caps for the California Portfolio, National Portfolio and New York Portfolio will be 0.75%, 1.45%, and 1.45% for Classes A, B, and C, respectively.
5	Advisor Class inception date: August 7, 2008. Gross expense ratio based on the period August 7, 2008 through August 31, 2008.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedule been applicable to those Portfolios versus the Portfolios’ advisory fees based on September 30, 2008 net assets.

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Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

National Portfolio	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

6	The contractual management fee is calculated by Lipper using the Portfolios’ contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds.

The original EG of Insured California Portfolio had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.497	4/13
Insured California Portfolio	0.450	0.525	1/8
Insured National Portfolio	0.450	0.500	1/7
National Portfolio	0.450	0.545	2/17
New York Portfolio[9]	0.450	0.533	3/11

Because Lipper had expanded Insured California Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.10 A “normal” EU will include funds that have the same investment objective/classification as the subject fund. 11 Set forth below is a comparison of the Portfolios’ total expense ratios and the

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

9	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

10	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

medians of the Portfolios’ EG and EU. The Portfolios’ total expense ratio rankings are also shown:

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.769	0.785	6/13	0.820	10/31
pro-forma[13]	0.750	0.785	6/13	0.820	10/31

Insured California Portfolio[14]	1.081	0.916	7/8	0.796	43/45

Insured National Portfolio	1.040	0.905	6/7	0.874	11/13

National Portfolio	0.679	0.834	1/17	0.824	7/57
pro-forma[14]	0.750	0.834	2/17	0.824	13/57

New York Portfolio	0.579	0.755	1/12	0.780	1/26
pro-forma[14]	0.750	0.755	5/12	0.780	9/26

Based on this analysis, except for National Portfolio, which has equally favorable rankings on a pro-forma basis for total expense ratio, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to all of the Portfolios decreased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may

12	Most recently completed fiscal year Class A share total expense ratio.

13	Pro-forma shows what the total expense ratio of the Portfolio would have been had changes made to the expense cap been in effect during the Portfolio’s entire fiscal year.

14	The Portfolio’s EU was expanded by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$40,665
Insured California Portfolio	$2,396
Insured National Portfolio	$5,397
National Portfolio	$27,889
New York Portfolio	$29,443

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$3,596,988	$26,308
Insured California Portfolio	$500,559	$26,308
Insured National Portfolio	$562,063	$7,160
National Portfolio	$1,988,826	$34,915
New York Portfolio	$2,450,112	$65,597

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:16

Portfolio	ABIS Fee	Expense Offset
California Portfolio	$151,315	$13,532
Insured California Portfolio	$22,129	$1,964
Insured National Portfolio	$49,443	$5,654
National Portfolio	$175,149	$20,121
New York Portfolio	$149,818	$17,733

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios20 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2008.22

California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.01	0.52	0.04	4/13	10/34
3 year	2.75	2.29	2.14	2/13	3/32
5 year	4.74	3.84	3.88	1/12	1/31
10 year	4.24	4.20	4.17	5/11	9/26

Insured California Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.15	-0.50	2.65	1/3	29/34
3 year	2.20	1.76	2.65	1/3	29/33
5 year	3.76	3.27	3.60	1/3	11/33
10 year	4.13	3.89	4.28	1/3	22/33

20	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Insured National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.07	2.31	2.02	5/7	6/13
3 year	2.75	2.52	2.35	2/7	2/13
5 year	4.67	3.45	3.44	1/7	1/13
10 year	4.14	4.06	4.03	3/7	4/13

National Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.62	0.62	1.00	9/17	38/61
3 year	2.79	2.22	2.32	4/17	14/59
5 year	4.66	3.64	3.64	1/16	2/58
10 year	3.85	3.85	4.04	8/15	33/49

New York Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.29	1.79	1.60	5/12	10/29
3 year	3.09	2.54	2.46	2/11	3/27
5 year	4.66	3.85	3.86	1/11	2/27
10 year	4.36	4.29	4.26	4/10	8/23

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”)

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

information is also shown.25 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	1.01	2.75	4.74	4.24	6.32	4.44	0.16	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

Insured California Portfolio	1.15	2.20	3.76	4.13	6.21	5.34	0.12	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.99	4.04	0.33	10
Inception Date: November 21, 1985

Insured National Portfolio	2.07	2.75	4.67	4.14	6.09	4.45	0.14	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

National Portfolio	0.62	2.79	4.66	3.85	6.16	3.96	0.08	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

New York Portfolio	2.29	3.09	4.66	4.36	5.97	3.93	0.20	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	6.44	4.04	0.33	10
Inception Date: December 29, 1986

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1008

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-California Portfolio	2007	$33,200	$4,562	$13,575
	2008	$35,110	$3,440	$13,625
-California Portfolio II	2007	$33,200	$4,548	$13,575
	2008	$35,110	$3,440	$13,625
-National Portfolio II	2007	$33,200	$4,548	$13,575
	2008	$35,110	$3,440	$13,625
-National Portfolio	2007	$33,200	$4,556	$13,575
	2008	$35,110	$3,440	$13,625
-New York Portfolio	2007	$33,200	$4,557	$13,575
	2008	$35,110	$3,440	$13,625

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-California Portfolio	2007	$890,755	$119,520
			$(119,520)
			$—
	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
-California Portfolio II	2007	$890,755	$119,520
			$(119,520)
			$—
	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
-National Portfolio II	2007	$890,755	$119,520
			$(119,520)
			$—
	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
-National Portfolio	2007	$890,755	$119,520
			$(119,520)
			$—
	2008	$977,410	$160,184
			$(146,559)
			$(13,625)
-New York Portfolio	2007	$890,755	$119,520
			$(119,520)
			$—
	2008	$977,410	$160,184
			$(146,559)
			$(13,625)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2008